UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08549

Oak Associates Funds

(Exact name of registrant as specified in charter)

3875 Embassy Parkway, Suite 250

Akron, Ohio 44333

(Address of principal executive offices) (Zip code)

Charles A. Kiraly

3875 Embassy Parkway, Suite 250

Akron, Ohio 44333

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-462-5386

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically by contacting the Fund at 1-888-462-5386 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-462-5386. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

Oak Investment Philosophy

Oak Associates, ltd., advisor to the Oak Associates Funds, has been managing concentrated, low-turnover portfolios for over 30 years.

We appreciate the many long-term shareholders who invest alongside us in the Oak Associates Funds. Oak Associates employees, as well as their friends and families, maintain significant investments in the Funds. As fellow shareholders, we have a vested interest in ensuring that the highest standards are maintained and that the portfolios are positioned for future growth. Here is our approach to investing.

Long-term focus

To us, the appeal of an investment is driven by the long-term fundamentals of the company and its opportunity set, rather than short-term trading factors. We believe that this long-term mindset is increasingly valuable in today’s short-term oriented market.

Concentrated portfolios

We construct our portfolios with our best ideas, which means that our favorite stock ideas aren’t diluted by investments in less-favored positions. Academic studies have shown that managers gave up performance because they failed to concentrate in their best ideas. Concentration takes discipline, conviction and experience. We continue to adhere to a strategy of concentrated portfolios.

Low turnover

When we invest in a company, we do so with the intention of holding that stock for several years, not a few quarters. Low turnover can have the effect of minimizing trading costs as well as tempering the natural human instinct to act upon every data point.

Independent thinking

Being a good investor often requires not doing what the rest of the market is doing. While it’s difficult to go against the crowd – because as humans we are physiologically wired to herd – we believe that long-term outperformance requires it. One benefit of being located in Akron, Ohio (aside from being a great place to live), is that we are removed from the financial centers in other areas of the country, minimizing our chances of being swept up by the herd mentality. We value independent thinking and believe it is beneficial to our investment perspective.

The value of a Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Due to a limited number of underlying investments, funds that invest a signification portion of their assets in particular industry sectors or concentrated funds that focus on a particular industry or group of industries are more susceptible to the price movements of any one holding or industry and thus are generally more volatile than a portfolio invested in a wider variety of industries or industry sectors.

TABLE of CONTENTS

Shareholder Letter	1
Performance Update	5
White Oak Select Growth Fund	5
Pin Oak Equity Fund	7
Rock Oak Core Growth Fund	9
River Oak Discovery Fund	11
Red Oak Technology Select Fund	13
Black Oak Emerging Technology Fund	15
Live Oak Health Sciences Fund	17
Important Disclosures	19
Disclosure of Fund Expenses	22
Financial Statements
Schedules of Investments	24
Statements of Assets & Liabilities	43
Statements of Operations	45
Statements of Changes in Net Assets	47
Financial Highlights	53
Notes to Financial Statements	57
Additional Information	69

Shareholder Letter

November 23, 2020

Dear Fellow Shareholders,

The fiscal year 2020 will forever be remembered for the Coronavirus pandemic. During the health care crisis, a narrow set of large cap growth stocks drove US equity indexes to record levels. Following a sharp decline in March 2020, stocks steadily recovered in the second half of the year on the belief that the Covid-19 pandemic would be temporary in nature and that it would be overcome. Fueled by a broad stimulus package, a loose monetary environment and on the prospects of low interest rates for the foreseeable future, stocks discounted the short-term economic concerns and scaled a wall of worry.

The 2020 Coronavirus economy will be defined by the significant outperformance of streaming, working-from-home, video conferencing, and online shopping businesses, versus the underperformance of travel, service, and in-person entertainment industries. As the pandemic accelerated in March, some states issued shelter-in-place orders to help maintain hospital capacity and slow the spread. The resulting economic suppression had dire effects on service-related industries, causing a record-breaking spike in unemployment and producing a sudden recession. In response to the uncertain economic outlook, the Federal Reserve cut interest rates to zero and the Treasury Department coordinated a massive stimulus package of forgivable loans to businesses and direct payments to consumers. This helped avoid economic Armageddon. The combination of low interest rates and loose monetary policy propelled specific sectors. Stuck at home with limitations on travel and vacation options, homeowners renovated and real-estate prices climbed. Others purchased RVs, built home gyms, bought cars or consumed streaming media and online gaming.

While many sectors recovered rapidly following the Great Suppression, others have not. Hotel, airlines, entertainment, restaurants, and brick-and-mortar retailers have disproportionately suffered. A distinct split within the economy developed, where hourly and low-wage workers struggled, while corporate jobs simply shifted to a remote working environment. Ultimately, this divergence will need to narrow for the health of the broader US economy, although a vaccine is needed to fully correct the disparity that has developed.

The headline performance of popular US market benchmarks is overstated by the outperformance of the largest companies in the Index, which has masked broader weakness experienced throughout the rest of the equity market. Indeed, despite the S&P 500 (the “Index”) gaining 9.7% during the fiscal year, the average (and median) return was around -0.5%. On an absolute basis, 65% of the Index companies underperformed the indexes’ return, highlighting the outsized effect the largest companies exert on market-cap weighted benchmarks. Here are the 5 largest stocks in the Index, which account for close to 20% of the index, and their returns for the fiscal year: Apple +76%, Microsoft +42%, Amazon +37%, Facebook +37%, and Google +28%. While the average company suffered a drop in revenues and earnings, this select set of growth stocks drove the popular benchmark indexes higher.

Given the growth focus of Oak Associates’ strategies, our portfolios have performed well, although not as strong as a pure growth approach due to the valuation discipline of our philosophy. We hold several of the leading large-cap growth stocks, but do not own all of the top 5 or top 10 because some have more attractive business models than others. This is also because, historically, owning the largest of the large is usually a recipe for underperformance. At some point, size becomes a limiting factor and smaller companies outmaneuver larger ones by being more innovative or nimble. Yet for 2020 and 2019, owning the top 5 stocks in the index has been a winning strategy. Going forward this may not continue and historical trends could resume.

1	Annual Report | October 31, 2020

Shareholder Letter

As the Coronavirus pandemic unfolded in March, we authored a commentary that highlighted one relevant parallel for the stock market. Since there has not been a similar global epidemic in over 100 years, there are no past cycles to study the market’s likely response. However, we did foresee a similar chain of events that often occur in commodity markets. Regardless of the cause of a market disruption, it is common for capital to flood the sector in search of a solution and profits. This can dramatically shift a scarce resource into being oversupplied as the massive capital investment affects the supply/demand dynamics. Similarly, the Coronavirus pandemic has seen an unprecedented investment into research, therapeutics and vaccine development. These efforts support the thesis that the pandemic will be a temporary disruption to the global economy and foster a solution.

Nine months into the pandemic, we are already seeing confirmation of this. Several vaccines are in advanced trials, and it’s likely several will be safe, effective and readily available in the first half of 2021. Multiple vaccines will also thwart potential distribution problems, supply bottlenecks, and any resource nationalism that could occur, thereby facilitating an end to the contagion. The stock market understands this and may already be discounting its conclusion. In addition to a viable vaccine, progress in treatment options, such as monoclonal antibodies and antiviral drugs, have also improved the prognosis for those affected by Covid-19. While we certainly cannot claim victory yet, progress is being made.

One underreported transformational benefit of the 2020 crisis is the work-from-home revolution. Prior to the pandemic, telecommuting was endorsed sparingly by businesses. Yet the Coronavirus forced a real-time work from home experiment upon large segments of the economy with successful results. This could have huge benefits for businesses that may now save money on rent, provide a more attractive work environment, access a larger talent pool, or enhance profits. The concerns over productivity, collaboration, accountability were answered through this experiment. We have long believed that productivity gains are at the root of all good things economically.

Looking into 2021, a return to economic normalcy should develop with positive implications for the performance of the broader equity markets, particularly those which lagged in the Coronavirus economy. With a sustained recovery, a reduction in unemployment should also occur. Together, this is beneficial to consumer spending, investor sentiment, and business confidence. In all, the investment backdrop is very favorable, with an accommodative Federal Reserve committed to support the economy and interest rates low for the foreseeable future.

Thank you for your investment in The Oak Associates Funds.

Best regards,

Robert Stimpson, CFA
Co-Chief Investment Officer & Portfolio Manager

1-888-462-5386 | www.oakfunds.com	2

HIGHLIGHTS from the 2020 FISCAL YEAR

October 31, 2019 to October 31, 2020 (Unaudited)

January, 2020	Red Oak Technology Select featured in the Zacks Investment Research article, “4 Best Technology Funds for 2020,” by Nitish Marwah. January 2, 2020.
February, 2020	Robert D. Stimpson, Co-Chief Investment Officer of Oak Associates Funds, joined CNBC’s “Closing Bell” to discuss the impact of the Coronavirus on tech. February 21, 2020.
March, 2020

Investor’s Business Daily Best Mutual Funds 2020 Awards. Red Oak Technology Select Fund (ROGSX) ranked among Investor’s Business Daily’s Best Sector Funds in their fifth annual “IBD Best Mutual Funds Awards” report supplement for Red Oak’s performance for the one-, three-, five- and 10-year periods ended December 31, 2019. March 23, 2020.

May, 2020	Red Oak Technology Select featured in the Zacks Investment Research article, “Are these Top 3 Ranked Mutual Funds in your Retirement Portfolio?” May 4, 2020.

READ MORE AT WWW.OAKFUNDS.COM

OAK ASSOCIATES FUNDS

This Page Intentionally Left Blank

White Oak Select Growth Fund

James D. Oelschlager Co-Chief Investment Officer & Portfolio Manager

Robert D. Stimpson, CFA Co-Chief Investment Officer & Portfolio Manager

Jeffrey B. Travis, CFA Portfolio Manager

White Oak Select Growth Fund (the “Fund”) gained 11.60% for the fiscal year ended October 31, 2020, while the S&P 500 Index gained 9.71% and the Lipper Large-Cap Core Funds Average gained 7.91%. Over the last ten years, the Fund has gained an average of 11.93% per year.

The Coronavirus pandemic dominated the investment landscape for most of the past fiscal year. The high levels of uncertainty, an economic shutdown, and a short-lived recession overshadowed the global economy since January. U.S. equities weathered the turmoil extremely well. This is due to several factors, including: government stimulus, a crowding into large-cap stocks, and the prospects of a persistent low inflation/low interest rate environment.

The performance of U.S. benchmarks has actually masked broader weakness in U.S. stocks. This occurred as several of the largest holdings in the indexes soared as investors demonstrated a preference for those companies likely to weather an economic slowdown and/or benefit from the working from home environment. So, while the top 5 holdings in the S&P 500 rose significantly, the rest of the 495 stocks in the index fell on average. Going forward however, the foundation has been laid for a favorable backdrop for equities. Stocks tend to enjoy a low interest-rate/low-inflation environment and should respond positively to an economic normalization as the pandemic wanes.

Within the Fund, Amazon.com was not only the Fund’s best performing holding, but also the largest position. The online commerce giant has benefited from the surge in online shopping due to the economic restrictions and work-from-home shift. Amazon rose over 70% during the past fiscal year. The semiconductor company Qualcomm was the Fund’s second-best performing holding, rising 57%. The cellular chip company enjoyed an easing of tensions with Chinese cellular manufacturers and better-than-expected earnings guidance.

US Bank was the worst performing stock in the Fund. The diversified bank suffered from the pandemic driven economic slowdown and prospects that lower interest rates could hurt lending and profitability. The stock fell 28% during the fiscal year.

Looking to 2021, overcoming the Coronavirus pandemic and a return to a more normalized economy should boost earnings growth for equities. Numerous vaccines in development are likely to facilitate a broader economic recovery, although the speed at which life returns to normal may vary. Better participation from the majority of U.S. stocks, which have lagged the headline popular index returns, should also benefit investors as the narrow market leadership masks the underperformance of most sectors.

Overall, the macroeconomic backdrop established in response to the Covid-19 pandemic should support equities. Low interest rates and low inflation increase the present value of future earnings for investors. The prospects of additional monetary and fiscal stimulus would also benefit risk assets. Ultimately, the economic divergence that has developed between corporate and service-based industries will narrow, which should benefit the overall health of the U.S. economy.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

5	Annual Report | October 31, 2020

White Oak Select Growth Fund	Performance Update
All data below as of October 31, 2020 (Unaudited)

Fund Data
Ticker	WOGSX
Share Price	$107.21
Total Net Assets	$350.0M
Portfolio Turnover	13%

Sector Allocation^
Technology	24.8%
Health Care	20.7%
Consumer Discretionary	19.0%
Communications	17.4%
Financials	14.0%
Real Estate	3.0%
Consumer Staples	0.7%
Cash & Other Assets	0.4%

Top 10 Holdings^
1	Amazon.com, Inc.	13.6%
2	Alphabet, Inc.	12.7%
3	Xilinx, Inc.	5.9%
4	Lowe’s Cos., Inc.	5.4%
5	Charles Schwab Corp. (The)	5.2%
6	Amgen, Inc.	5.1%
7	Cisco Systems, Inc.	5.0%
8	Facebook, Inc. - Class A	4.8%
9	KLA Corp.	4.5%
10	JPMorgan Chase & Co.	4.4%

^     Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
White Oak Select Growth Fund	11.60%	10.57%	11.66%	11.93%
S&P 500 Total Return Index[1]	9.71%	10.42%	11.71%	13.01%
Lipper Large-Cap Core Funds Average[2]	7.91%	8.86%	10.15%	11.45%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2020): 0.95%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2020): 0.93%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

1 Standard & Poor’s is the source and owner of the S&P Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 19 and 20 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	6

Pin Oak Equity Fund

James D. Oelschlager Co-Chief Investment Officer & Portfolio Manager

Robert D. Stimpson, CFA Co-Chief Investment Officer & Portfolio Manager

Jeffrey B. Travis, CFA Portfolio Manager

Pin Oak Equity Fund (the “Fund”) gained 0.79% for the fiscal year ended October 31, 2020, while the broad Morningstar U.S. Market Index gained 10.45% and the Lipper Multi-Cap Core Funds Average gained 6.43%. Over the last ten years, the Fund has had an average gain of 12.05% per year.

Pin Oak Equity Fund’s more valuation sensitive positioning hampered returns during the past fiscal year. During the period, U.S. equity market strength became more concentrated in large-cap and growth companies, despite rising concerns over the U.S. economy during the Coronavirus pandemic. Specifically, the Fund’s exposure to financial stocks, which often reflect the health of the underlying economy, hurt returns as the economic suppression required to maintain hospital capacity early in 2020 sent the sector lower. Financials subsequently failed to recover as quickly as other areas of the market on uncertainty over potential default rates and earnings power due to the zero interest rate environment.

Since the Fund tends to take more contrarian positions and avoid over-hyped companies, it lacked exposure to one of the strongest areas in 2020. As the healthcare crisis unfolded, equity market strength became more concentrated in a handful of large-cap U.S. technology companies. This group of large, profitable, blue-chip companies became even more popular as uncertainty grew. Yet, apart from the largest of the large-cap growth stocks, the majority of the U.S. stocks underperformed the popular benchmarks and posted only modest gains.

Portfolio leaders during the fiscal year included Amazon.com. The e-commerce giant rose over 70% as shelter-at-home orders drove shoppers online and fueled digital media consumption. Amazon also benefit from the crowding that occurred into large-cap growth stocks. Investors piled into large companies they anticipated would weather the pandemic well. eBay, another online retailer, was the second-best performing holding, gaining 37% for similar reason.

Portfolio underperformers included energy company Royal Dutch Shell and diversified banking firm Wells Fargo. The Coronavirus pandemic and resulting economic suppression sent oil demand plummeting. Royal Dutch fell 54% in the fiscal year. Wells Fargo, which lost 41%, before being sold, has struggled to overcome a series of scandals and equity market volatility. It fell along with other financial stocks as the low interest rate environment pressures the industries net interest margins.

Pin Oak Equity Fund remains well diversified across industries and styles. More recently, the portfolio has expanded its market capitalization exposure to include more mid-cap stocks. This is in anticipation of a broadening economic recovery as the pandemic wanes. A return to economic normalcy should benefit more cyclical areas of the market and the Fund has shifted to take advantage of this inevitability. The fund’s small-cap exposure remains low due to a relative valuation advantage for large- and mid-cap stocks.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

7	Annual Report | October 31, 2020

Pin Oak Equity Fund	Performance Update
All data below as of October 31, 2020 (Unaudited)

Fund Data
Ticker	POGSX
Share Price	$70.93
Total Net Assets	$163.1M
Portfolio Turnover	15%

Sector Allocation^
Technology	23.5%
Health Care	23.4%
Consumer Discretionary	22.2%
Communications	17.9%
Financials	11.9%
Cash & Other Assets	1.1%

Top 10 Holdings^
1	Alphabet, Inc.	14.0%
2	Amazon.com, Inc.	9.5%
3	KLA Corp.	6.3%
4	Xilinx, Inc.	6.0%
5	Charles Schwab Corp. (The)	5.2%
6	Gentex Corp.	5.0%
7	eBay, Inc.	4.7%
8	Illumina, Inc.	4.2%
9	Facebook, Inc. - Class A	3.9%
10	McKesson Corp.	3.3%

^     Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Pin Oak Equity Fund	0.79%	6.34%	9.11%	12.05%
Morningstar U.S. Market Index[1]	10.45%	10.32%	11.65%	12.94%
Russell 3000 Total Return Index	10.15%	10.04%	11.48%	12.80%
Lipper Multi-Cap Core Funds Average[2]	6.43%	7.15%	8.94%	10.75%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2020): 0.96%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2020): 0.95%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

1 Effective February 28, 2020, the Morningstar U.S. Market Index replaced the Russell 3000 Total Return Index as the Fund’s performance benchmark because Morningstar U.S. Market Index more closely aligns with the Fund’s investment strategy and portfolio composition. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 19 and 20 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	8

Rock Oak Core Growth Fund

James D. Oelschlager Co-Chief Investment Officer & Portfolio Manager

Robert D. Stimpson, CFA Co-Chief Investment Officer & Portfolio Manager

Jeffrey B. Travis, CFA Portfolio Manager

Rock Oak Core Growth Fund (the “Fund”) climbed 3.78% for the fiscal year ended October 31, 2020, while the Morningstar U.S. Mid-Cap Index rose 5.49%, and the Lipper Multi-Cap Core Funds Average gained 6.43%. Over the last ten years, the Fund has gained an average of 8.71% per year.

The U.S. equity market in 2020 was driven, in large part, by a narrow set of large-cap growth companies that dominate the popular benchmark indexes. The Coronavirus pandemic fueled several mega-cap companies, whose rare attributes of being large, very profitable, and likely to grow during uncertain times, caused them to significantly outperform. Outside of this rare subset of equities, the majority or U.S. equities actually underperformed the benchmarks. The short, but severe Covid-related recession and the uncertainty associated with it, hampered the performance of most companies.

During the fiscal year, the government’s response to the Coronavirus defined outcomes within the equity markets. As the health care crisis unfolded, the Federal Reserve acted quickly to lower the Fed Funds rates to zero percent. This helped to stabilize the economy as numerous shelter-in-place orders suppressed economic activity, but it also caused financial stocks to underperform. A massive stimulus package from the Treasury Department with lending to business and direct payments to consumers also aided the economy. The flood of stimulus certainly buoyed asset prices. Although the pandemic has had an uneven impact on the economy, service industries have been hit very hard while other corporate environments have remained resilient. Some sectors, such as home improvement, construction, and digital media have been prime beneficiaries in the recovery.

The Fund’s best performing stock in the fiscal year was Pool Corp., a distributor of swimming pool construction and maintenance products. The company has seen a surge of business due to the pandemic and low interest rates. The Fund’s second largest contributor to returns was Amazon.com. The online retailer benefited from the accelerated shift to online shopping during the lockdown phase of the epidemic. The company’s online streaming services also grew as customers sought out entertainment options.

The Fund’s largest underperformer was energy company Holly Frontier, which fell 60% on fears of falling global energy demand caused by the Coronavirus pandemic. The position was sold early on in the crisis, but its performance still hampered returns.

Going forward, the Fund remains focused on companies with solid fundamentals that trade at reasonable valuations and demonstrate a high commitment to shareholder value creation. The Fund has focused more and more on mid-capitalization stocks, recognizing that an economic normalization once past the Covid crisis should produce a broader participation within the equity market. Relative to other market capitalization ranges, mid-caps offer a solid combination of growth and attractive valuation.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

9	Annual Report | October 31, 2020

Rock Oak Core Growth Fund	Performance Update
All data below as of October 31, 2020 (Unaudited)

Fund Data
Ticker	RCKSX
Share Price	$16.80
Total Net Assets	$10.1M
Portfolio Turnover	52%

Sector Allocation^
Technology	29.3%
Consumer Discretionary	21.8%
Health Care	19.3%
Industrials	8.2%
Financials	5.9%
Communications	3.2%
Real Estate	3.2%
Materials	3.1%
Energy	2.9%
Cash & Other Assets	3.1%

Top 10 Holdings^
1	KLA Corp.	5.9%
2	Jazz Pharmaceuticals PLC	5.2%
3	Cognizant Technology Solutions Corp. - Class A	5.1%
4	TAL Education Group - ADR	4.8%
5	Ubiquiti Networks, Inc.	4.7%
6	Seagate Technology PLC	3.8%
7	F5 Networks, Inc.	3.7%
8	Hartford Financial Services Group, Inc. (The)	3.7%
9	Pool Corp.	3.6%
10	PulteGroup, Inc.	3.6%

^     Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Rock Oak Core Growth Fund	3.78%	4.72%	8.69%	8.71%
Morningstar U.S. Mid-Cap Index[1]	5.49%	7.86%	9.87%	12.05%
S&P 500 Total Return Index	9.71%	10.42%	11.71%	13.01%
Lipper Multi-Cap Core Funds Average[2]	6.43%	7.15%	8.94%	10.75%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2020): 1.38%/1.25%
Gross/Net Expense Ratio (as of fiscal year end October 31, 2020): 1.57%/1.25%

The Adviser has contractually agreed through February 28, 2021, to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses (excluding Acquired Fund Fees and Expenses) to an annual rate of not more than 1.25% of average daily net assets. This contractual waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

1 Effective February 28, 2020, the Morningstar U.S. Mid-Cap Index replaced the S&P 500 Total Return Index as the Fund’s performance benchmark because Morningstar U.S. Mid-Cap Index more closely aligns with the Fund’s investment strategy and portfolio composition. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 19 and 20 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	10

River Oak Discovery Fund

James D. Oelschlager Co-Chief Investment Officer & Portfolio Manager

Robert D. Stimpson, CFA Co-Chief Investment Officer & Portfolio Manager

Jeffrey B. Travis, CFA Portfolio Manager

River Oak Discovery Fund (the “Fund”) gained 7.79% for the fiscal year ended October 31, 2020, while the Morningstar U.S. Small-Cap Index fell (1.72%) and the Lipper Small-Cap Core Funds Average lost (7.66%). Over the last ten years, the Fund has gained an average of 7.74% per year.

Small-cap stocks have underperformed their large-cap brethren for some time now. Fiscal year 2020 was no different, with a select set of large-cap stocks leading the market higher. However, Oak Associate’s small-cap strategy significantly outperformed its peer group, despite a very challenging environment for high-risk asset classes. Smaller companies tend to be more cyclical and therefore considered higher risk when economic uncertainty increases. The Fund’s focus on companies with a strong niche helped it outperform despite the cloud of uncertainty caused by the Coronavirus.

For most of the year, the Coronavirus pandemic overshadowed the investment landscape, fueling uncertainty and prompting a crowding into large-cap growth names. The Fund’s growth focus certainly helped it outperform in 2020, but strong stock selection drove returns despite the preference for blue chip stocks. The Federal Reserves swift action to lower interest rates, along with a broad stimulus package, also helped stabilize equity markets while the healthcare crisis transpired.

For the second year in a row, the Fund’s strongest performer was SolarEdge Technologies. The company, which focuses on power optimization for semiconductor chips and solar panels, rose 202%. Power consumption and alternative energy remain strong secular trends. Boston Beer Company, the popular craft brewing company, was the second-best performer, gaining 177%.

The Fund’s laggards included Blucora, an online tax preparation and tax compliance company, which fell 54% on concerns over Covid-related weakness for small businesses. Mercer International also weighed on performance. The pulp and paper company lost 45% on concerns over its core business due to the global pandemic and exposure to sales in Europe and China.

Looking to 2021, overcoming the Coronavirus pandemic should help broaden equity market participation beyond the large-cap and growth sectors further. A return to economic normalcy will also improve not only earnings power, but visibility as well. Ultimately, the investment environment remains favorable, despite pockets of weakness in service-related industries and above average unemployment. Global policy makers have engineered a low interest rate, low inflation environment, creating a backdrop stocks tend to enjoy.

The Fund remains committed to seeking out niche companies with a strong commitment to creation of shareholder value. It also intends to remain squarely focused on small-cap stocks as key growth sectors for the equity market.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

11	Annual Report | October 31, 2020

River Oak Discovery Fund	Performance Update
All data below as of October 31, 2020 (Unaudited)

Fund Data
Ticker	RIVSX
Share Price	$15.14
Total Net Assets	$14.5M
Portfolio Turnover	48%

Sector Allocation^
Technology	39.8%
Financials	18.9%
Industrials	13.0%
Consumer Discretionary	12.8%
Health Care	6.9%
Communications	5.3%
Materials	1.5%
Cash & Other Assets	1.8%

Top 10 Holdings^
1	Cohu, Inc.	4.8%
2	Kulicke & Soffa Industries, Inc.	4.6%
3	Advanced Energy Industries, Inc.	4.0%
4	United Therapeutics Corp.	4.0%
5	Silicon Motion Technology Corp. - ADR	3.6%
6	Ambarella, Inc.	3.5%
7	Kadant, Inc.	3.5%
8	Artisan Partners Asset Management, Inc. - Class A	3.5%
9	Cirrus Logic, Inc.	3.4%
10	Taylor Morrison Home Corp.	3.4%

^     Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
River Oak Discovery Fund	7.79%	3.52%	7.05%	7.74%
Morningstar U.S. Small-Cap Index[1]	(1.72)%	2.03%	6.70%	9.65%
Russell 2000 Growth Total Return Index	13.37%	7.90%	10.36%	11.95%
Lipper Small-Cap Core Funds Average[2]	(7.66)%	(1.32)%	4.37%	7.88%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2020): 1.60%/1.35%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2020): 1.56%/1.35%

The Adviser has contractually agreed through February 28, 2021, to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses (excluding Acquired Fund Fees and Expenses) to an annual rate of not more than 1.35% of average daily net assets. This contractual tee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

1 Effective February 28, 2020, the Morningstar U.S. Small-Cap Index replaced the Russell 2000® Growth Total Return Index as the Fund’s performance benchmark because Morningstar U.S. Small-Cap Index more closely aligns with the Fund’s investment strategy and portfolio composition. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 19 and 20 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	12

Red Oak Technology Select Fund

James D. Oelschlager Co-Chief Investment Officer & Portfolio Manager

Robert D. Stimpson, CFA Co-Chief Investment Officer & Portfolio Manager

Jeffrey B. Travis, CFA Portfolio Manager

Red Oak Technology Select Fund (the “Fund”) gained 16.44% for the fiscal year ended October 31, 2020, while the S&P 500 Equal Weight Information Technology Index gained 15.73% and the Lipper Science & Technology Funds Average gained 35.42%. Over the last ten years, the Fund has an average gain of 17.14% per year.

Even with all the uncertainty this year, U.S. markets achieved strong absolute returns. The first four months of the fiscal year were pressured by escalating trade tensions between the U.S. and China before progress towards a resolution pushed markets to new highs in February. However, optimistic trade news was quickly pushed aside as the Covid-19 pandemic took center stage and injected significant fear and volatility into the markets. Economies shut down and consumers stayed home. The magnitude of the crisis brought quick action in the form of both monetary and fiscal stimulus easing worries and boosting confidence creating the foundation for the sharp recovery. Through it all, the technology sector remained the market leader due to its secular growth drivers and superior profitability.

Over the past several years, we have observed that technology’s continued leadership has consolidated to the point where a few of the largest companies have been doing the heavy lifting of pulling markets higher. Today, the five largest companies (all technology) in the S&P 500 represent over 22% of the index. Extremes such as these can persist but tend not to go on indefinitely as size ultimately becomes an impediment to growth. Attractive long-term growth characteristics will continue to draw investors to technology-oriented companies. We are watching closely for a transition of leadership to relatively smaller players with attractive valuations, in addition to other exciting areas such as Fintech (financial technology) as cashless transactions have benefitted handsomely in this environment.

Despite the turmoil of 2020, the current backdrop continues to be supportive of equities overall. Rates are low, there is little to no inflation and large amounts of stimulus have been injected into the system. Further, the Fed has made clear their intention of keeping interest rates low and we will likely see further fiscal stimulus before calendar year end.

The Fund’s strongest performer was personal computer, mobile phone and wearables maker Apple, which rose over 75%. Strength was driven by the rollout of new products designed to utilize 5G networks. Amazon was also a winner this year, an obvious beneficiary of consumers shifting even more purchasing online during the pandemic. Large cap technology has continued to benefit as investors gravitate toward its growth and stability which is likely to persist into next year.

The Fund’s worst performing stock was digital storage provider Western Digital Corporation. Their business has been significantly impacted by the pandemic due to large cuts in capital spending as business customers preserve cash and their employees work from home. Despite current weakness, Western Digital is well positioned to benefit from the secular shift towards a “big data” economy and the need for mass storage capacity.

Going forward, the Fund will continue to pursue blue-chip, technology companies with dominant market positions and favorable shareholder return metrics that are trading at attractive valuations.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

13	Annual Report | October 31, 2020

Red Oak Technology Select Fund	Performance Update
All data below as of October 31, 2020 (Unaudited)

Fund Data
Ticker	ROGSX
Share Price	$33.97
Total Net Assets	$576.5M
Portfolio Turnover	4%

Sector Allocation^
Technology	70.0%
Communications	16.4%
Consumer Discretionary	10.8%
Real Estate	2.5%
Cash & Other Assets	0.3%

Top 10 Holdings^
1	Apple, Inc.	10.1%
2	Alphabet, Inc.	9.9%
3	Amazon.com, Inc.	8.1%
4	Facebook, Inc. - Class A	6.5%
5	Microsoft Corp.	5.5%
6	KLA Corp.	5.2%
7	Xilinx, Inc.	4.1%
8	Intel Corp.	4.1%
9	Oracle Corp.	4.1%
10	Synopsys, Inc.	3.7%

^     Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Red Oak Technology Select Fund	16.44%	14.95%	19.29%	17.14%
S&P 500 Equal Weight Information Technology Index[1]	15.73%	15.13%	19.24%	16.84%
Lipper Science & Technology Funds Average[2]	35.42%	18.73%	20.03%	15.97%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2020): 0.95%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2020): 0.94%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

1 Standard & Poor’s is the source and owner of the S&P Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 19 and 20 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	14

Black Oak Emerging Technology Fund

James D. Oelschlager Co-Chief Investment Officer & Portfolio Manager

Robert D. Stimpson, CFA Co-Chief Investment Officer & Portfolio Manager

Jeffrey B. Travis, CFA Portfolio Manager

Black Oak Emerging Technology Fund (the “Fund”) gained 29.48% during the fiscal year ended October 31, 2020, while the S&P 500 Equal Weight Information Technology Index gained 15.73% and the Lipper Science & Technology Funds Average gained 35.42%. Over the last ten years, the Fund has an average gain of 11.51% per year.

Although it has been a tumultuous year, investors experienced strong absolute returns. As the fiscal year began, the escalating trade tensions between the U.S. and China continued to hamper technology companies with large exposure to overseas supply chains. Once progress towards a resolution developed, markets pushed to new highs in February. However, optimistic news around trade was quickly pushed aside as the COVID-19 pandemic took center stage and injected significant fear and volatility into the markets. The magnitude of the health care crisis and resulting economic damage was met with significant monetary and fiscal stimulus. The prompt action helped ease worries and boost confidence creating the foundation for a sharp recovery. Through it all, the technology sector remained the market leader due to its secular growth drivers and superior profitability.

Technology stocks have come to dominate the largest positions in most popular major indexes. Their continued leadership has consolidated to the point where today, the 5 largest companies (all technology) in the S&P 500, represent over 22% of the index. Extremes such as these can persist but tend not to go on indefinitely as size ultimately becomes an impediment to growth. Attractive long-term growth characteristics will continue to draw investors to technology oriented companies, but we are watching closely for a transition of leadership to relatively smaller players like many of those represented in the Black Oak Emerging Technology Fund.

The current macroeconomic backdrop continues to be supportive of equities overall. Interest rates are low and the Fed has made clear their intention to keep rates low for a prolonged period. There is also the prospect of additional stimulus from Washington, once past the current election cycle. The combination of low interest rates, minimal inflation, and governmental stimulus tends to benefit equities.

The Fund’s strongest performer was Tesla. The correction in early March gave us an attractive opportunity to start a position in the technology company and maker of high-performance electric vehicles which ultimately rose over 400% from our entry point. SolarEdge, producer of power optimization and monitoring equipment for the solar industry, was also a top performer returning over 202% for the year.

The Fund’s worst performing stock was DXC Technology, a provider of information technology solutions such as analytics, cloud and workload, consulting, and security services. A slower than anticipated return to growth was exacerbated by the pandemic. That said, the stock has recovered significantly from March lows as the new CEO’s turnaround plan appears to finally be generating rewards.

Going forward, the Fund will continue to seek opportunities within technology companies exposed to emerging niches, with solid earnings prospects, and that are trading at favorable valuations.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

15	Annual Report | October 31, 2020

Black Oak Emerging Technology Fund	Performance Update
All data below as of October 31, 2020 (Unaudited)

Fund Data
Ticker	BOGSX
Share Price	$6.47
Total Net Assets	$45.5M
Portfolio Turnover	22%

Sector Allocation^
Technology	69.4%
Communications	10.0%
Energy	8.4%
Consumer Discretionary	5.8%
Health Care	3.0%
Industrials	2.6%
Cash & Other Assets	0.8%

Top 10 Holdings^
1	SolarEdge Technologies, Inc.	8.4%
2	Apple, Inc.	5.6%
3	Tencent Holdings Ltd. - ADR	5.4%
4	Salesforce.com, Inc.	3.8%
5	Cohu, Inc.	3.4%
6	KLA Corp.	3.3%
7	Diodes, Inc.	3.3%
8	Tesla, Inc.	3.3%
9	Lam Research Corp.	3.2%
10	Facebook, Inc. - Class A	3.2%

^    Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Black Oak Emerging Technology Fund	29.48%	15.60%	15.45%	11.51%
S&P 500 Equal Weight Information Technology Index[1]	15.73%	15.13%	19.24%	16.84%
Lipper Science & Technology Funds Average[2]	35.42%	18.73%	20.03%	15.97%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2020): 1.18%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2020): 1.12%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

1 Standard & Poor’s is the source and owner of the S&P Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 19 and 20 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	16

Live Oak Health Sciences Fund

James D. Oelschlager Co-Chief Investment Officer & Portfolio Manager

Robert D. Stimpson, CFA Co-Chief Investment Officer & Portfolio Manager

Jeffrey B. Travis, CFA Portfolio Manager

Live Oak Health Sciences Fund (the “Fund”) gained 0.62% for the fiscal year ended October 31, 2020, while the S&P 500® Health Care Index gained 10.06% and the Lipper Health & Biotechnology Funds Average gained 22.82%. Over the last ten years, the Fund has gained 10.86% per year on average.

This year has certainly been eventful, especially within the broader healthcare universe. While concerns over regulatory pricing overhangs abated early in the fiscal year, the sudden emergence of the Covid-19 pandemic, and the economic shut downs that ensued, contributed to unprecedented levels of volatility and uncertainty within the economy and markets. That said, the magnitude of the crisis triggered a swift monetary and fiscal response that poured unparalleled levels of capital into the US economy and its healthcare system, helping both consumers and businesses in addition to kicking off the search for a vaccine.

As is typical during severe economic disruptions, resources flow towards the problem in search of a solution. The current pandemic has caused a massive amount of capital investment in the healthcare industry including research, therapeutics and vaccine development. We are already seeing confirmation of these efforts, with several vaccines in late-stage trials proving to be safe and effective. The success of multiple vaccines should not only eliminate the risk of supply constraints, but facilitate an end to the contagion during the first half of 2021. Within the healthcare sector, performance during the year was mixed and depended largely on exposure to specific end markets, rather than individual company execution. The Fund’s underperformance is tied to underexposure to pure play Covid-19 companies, such as telemedicine and experimental anti-virus or vaccine companies. Within these segments, extreme valuations or binary outcomes made them higher risk, but that risk was well rewarded in 2020.

The Fund’s best performing stock was Charles Rivers Laboratories, which increased 72%, as demand for outsourcing pre-clinical work within biopharma proved resilient and was unaffected by Covid-19 disruptions. This served as a significant growth driver positively impacting revenues and market share capture. United Therapeutics Corporation was the Fund’s second-best performer. The biotechnology company climbed 49% on better than expected revenue growth and positive data for its Tyvaso drug in the treatment of (PH-ILD) pulmonary hypertension an interstitial lung disease, coupled with prospects for a solid product lineup medium-term.

The Fund’s largest laggard was specialty pharma company Eagle Pharmaceuticals, which fell 33% on concerns surrounding generic competition for its leading drug Bendeka and setbacks within their Fulvestrant breast cancer drug. That said, the company possesses a strong balance sheet with a solid pipeline through 2023, which we believe will drive strong shareholder returns long-term.

Looking ahead, we expect capital spending within the healthcare sector to intensify creating a solid backdrop for the industry. The Fund continues to favor stable healthcare companies with healthy balance sheets, strong secular tailwinds and earnings prospects at attractive valuations.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

17	Annual Report | October 31, 2020

Live Oak Health Sciences Fund	Performance Update
All data below as of October 31, 2020 (Unaudited)

Fund Data
Ticker	LOGSX
Share Price	$18.10
Total Net Assets	$44.9M
Portfolio Turnover	33%

Sector Allocation^
Health Care	99.0%
Cash & Other Assets	1.0%

Top 10 Holdings^
1	Cigna Corp.	5.6%
2	Charles River Laboratories International, Inc.	5.6%
3	UnitedHealth Group, Inc.	5.3%
4	Amgen, Inc.	4.9%
5	McKesson Corp.	4.7%
6	GlaxoSmithKline PLC - ADR	4.7%
7	Medtronic PLC	4.2%
8	United Therapeutics Corp.	4.1%
9	Biogen, Inc.	3.8%
10	Alcon, Inc.	3.7%

^    Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Live Oak Health Sciences Fund	0.62%	3.53%	4.39%	10.86%
S&P 500 Health Care Index[1]	10.06%	9.99%	9.39%	14.73%
Lipper Health & Biotechnology Funds Average[2]	22.82%	11.37%	9.26%	15.30%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2020): 1.05%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2020): 1.03%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

1 Standard & Poor’s is the source and owner of the S&P Index data. 2 Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 19 and 20 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	18

Important Disclosures

All data below as of October 31, 2020 (Unaudited)

Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

Lipper, a Thomson Reuters Company, is the source and owner of the Lipper Classification data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

Lipper Health & Biotechnology Funds – Funds that invest primarily in the equity securities of domestic companies engaged in health care, medicine, and biotechnology.

Lipper Large-Cap Core Funds – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Multi-Cap Core Funds – Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds typically have average characteristics compared to the S&P SuperComposite 1500 Index.

Lipper Science & Technology Funds – Funds that invest primarily in the equity securities of domestic companies engaged in science and technology.

Lipper Small-Cap Core Funds – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Oak Associates Funds (the “Funds) are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to individuals who invest in the Funds or any member of the public regarding the advisability of investing in equity securities generally or in the Funds in particular or the ability of the Funds to track the Morningstar Indices or general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUNDS OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. One cannot invest directly in an index

Morningstar U.S. Market Index – Measures the performance of US securities and targets 97% market capitalization coverage of the investable universe. It is a diversified broad market index. This Index does not incorporate Environmental, Social, or Governance (ESG) criteria.

Morningstar U.S. Mid-Cap Index – Tracks the performance of U.S. mid-cap stocks that fall between 70th and 90th percentile in market capitalization of the investable universe. In aggregate the Mid-Cap Index represents 20 percent of the investable universe.

19	Annual Report | October 31, 2020

Important Disclosures

All data below as of October 31, 2020 (Unaudited)

Morningstar U.S. Small-Cap Index – Measures the performance of U.S. small-cap stocks. These stocks fall between the 90th and 97th percentile in market capitalization of the investable universe. In aggregate, the Small-Cap Index represents 7 percent of the investable universe. This Index does not incorporate Environmental, Social, or Governance (ESG) criteria.

NASDAQ is the source and owner of the NASDAQ Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. NASDAQ is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

Russell 2000 Growth Total Return Index – The Russell 2000 Growth Total Return Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Total Return Index – The Russell 3000 Total Return Index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

S&P 500 Index – is a commonly-recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

S&P 500 Equal Weight Information Technology Index – The S&P 500® Equal Weight Information Technology Index is an unmanaged equal weighted version of the S&P 500® Information Technology Index that consists of the common stocks of the following industries: internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500® Index.

S&P 500 Health Care Index – The S&P 500® Health Care Index is a capitalization-weighted index that encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations. The second group consists of companies primarily involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.

S&P 500 Total Return Index – The S&P 500® Total Return Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Investment Definitions

Smart beta defines a set of investment strategies that emphasize the use of alternative index construction rules to traditional market capitalization based indices. Smart beta emphasizes capturing investment factors of market inefficiencies in a rules-based and transparent way.

1-888-462-5386 | www.oakfunds.com	20

Important Disclosures

All data below as of October 31, 2020 (Unaudited)

Correlation is a statistic that measures the degree to which two securities move in relation to each other.

The P/E is the ratio for valuing a company that measures its current share price relative to its per share earnings. The price-earnings ratio can be calculated as market value per share divided by earnings per share.

Book value of an asset is the value at which the asset is carried on a balance sheet and calculated by taking the cost of an asset minus the accumulated depreciation. Book value is also the net asset value of a company, calculated as total assets minus intangible assets and liabilities.

Free cash flow yield is an overall return evaluation ratio of a stock, which standardizes the free cash flow per share a company is expected to earn against its market price per share. The ratio is calculated by taking the free cash flow per share divided by the share price.

21	Annual Report | October 31, 2020

Disclosure of Fund Expenses

As of October 31, 2020 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 through October 31, 2020.

Actual Expenses

The first line of the table for each Fund provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

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Disclosure of Fund Expenses

As of October 31, 2020 (Unaudited)

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio	Expenses Paid During Period(a)
White Oak Select Growth Fund
Actual Return	$1,000.00	$ 1,115.10	0.92%	$4.90
Hypothetical 5% Return	$1,000.00	$ 1,020.50	0.92%	$4.68
Pin Oak Equity Fund
Actual Return	$1,000.00	$ 1,079.30	0.94%	$4.93
Hypothetical 5% Return	$1,000.00	$ 1,020.40	0.94%	$4.79
Rock Oak Core Growth Fund
Actual Return	$1,000.00	$ 1,090.20	1.25%	$6.57
Hypothetical 5% Return	$1,000.00	$ 1,018.85	1.25%	$6.34
River Oak Discovery Fund
Actual Return	$1,000.00	$ 1,170.00	1.35%	$7.36
Hypothetical 5% Return	$1,000.00	$ 1,018.35	1.35%	$6.85
Red Oak Technology Select Fund
Actual Return	$1,000.00	$ 1,131.20	0.93%	$5.00
Hypothetical 5% Return	$1,000.00	$ 1,020.44	0.93%	$4.74
Black Oak Emerging Technology Fund
Actual Return	$1,000.00	$ 1,249.00	1.10%	$6.20
Hypothetical 5% Return	$1,000.00	$ 1,019.62	1.10%	$5.57
Live Oak Health Sciences Fund
Actual Return	$1,000.00	$ 974.70	1.03%	$5.11
Hypothetical 5% Return	$1,000.00	$ 1,019.96	1.03%	$5.22

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

23	Annual Report | October 31, 2020

Schedule of Investments	White Oak Select Growth Fund
As of October 31, 2020

	Shares	Fair Value
COMMON STOCKS — 99.62%
COMMUNICATIONS — 17.45%
Internet Media & Services — 17.45%
Alphabet, Inc. - Class A(a)	12,680	$20,492,275
Alphabet, Inc. - Class C(a)	14,695	23,820,742
Facebook, Inc. - Class A(a)	63,650	16,746,951
		61,059,968
CONSUMER DISCRETIONARY — 19.02%
E-Commerce Discretionary — 13.63%
Amazon.com, Inc.(a)	15,705	47,682,736

Retail - Discretionary — 5.39%
Lowe’s Cos., Inc.	119,390	18,875,559

CONSUMER STAPLES — 0.70%
Beverages — 0.70%
PepsiCo, Inc.	18,465	2,461,200

FINANCIALS — 13.97%
Asset Management — 5.16%
Charles Schwab Corp. (The)	439,100	18,051,401

Diversified Financial Services — 4.36%
JPMorgan Chase & Co.	155,565	15,251,592

Institutional Financial Services — 1.04%
State Street Corp.	62,200	3,663,580

Insurance — 3.41%
Chubb Ltd.	91,890	11,937,430

HEALTH CARE — 20.66%
Biotech & Pharma — 12.10%
Amgen, Inc.	82,460	17,888,873
Novartis AG - ADR	160,990	12,570,099
Pfizer, Inc.	335,700	11,910,636
		42,369,608
Health Care Facilities & Services — 2.73%
Laboratory Corp. of America Holdings(a)	47,770	9,543,013

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White Oak Select Growth Fund	Schedule of Investments
As of October 31, 2020

	Shares	Fair Value
Medical Equipment & Devices — 5.83%
Alcon, Inc.(a)(b)	178,972	$10,172,768
Zimmer Biomet Holdings, Inc.	77,390	10,223,219
		20,395,987
REAL ESTATE — 3.03%
REIT — 3.03%
Digital Realty Trust, Inc.	73,490	10,604,607

TECHNOLOGY — 24.79%
Communications Equipment — 4.31%
QUALCOMM, Inc.	122,300	15,086,928

Semiconductors — 10.46%
KLA Corp.	80,425	15,858,202
Xilinx, Inc.	174,905	20,759,474
		36,617,676
Software — 2.95%
Salesforce.com, Inc.(a)	44,375	10,306,981

Technology Hardware — 5.03%
Cisco Systems, Inc.	490,000	17,591,000

Technology Services — 2.04%
Cognizant Technology Solutions Corp. - Class A	100,000	7,142,000

TOTAL COMMON STOCKS (Cost $201,061,702)		348,641,266

25	Annual Report | October 31, 2020

Schedule of Investments	White Oak Select Growth Fund
As of October 31, 2020

	Shares or Principal ($)	Fair Value
SHORT-TERM INVESTMENTS — 2.23%
REPURCHASE AGREEMENTS — 2.21%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 0.03%, dated 10/30/2020 and maturing 11/2/2020, collateralized by U.S. Treasury Securities with rates ranging from 0.38% to 2.00% and maturity dates ranging from 12/24/2020 to 11/15/2026 with a par value of $7,808,581 and a collateral value of $7,906,833	7,751,757	$7,751,757

COLLATERAL FOR SECURITIES LOANED — 0.02%
Mount Vernon Liquid Assets Portfolio, LLC, 0.16%(c)	58,500	58,500

TOTAL SHORT-TERM INVESTMENTS (Cost $7,810,257)		7,810,257

TOTAL INVESTMENTS — 101.85% (Cost $208,871,959)		356,451,523

Liabilities in Excess of Other Assets — (1.85)%		(6,468,992)

NET ASSETS — 100.00%		$349,982,531

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $56,840.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2020.
ADR — American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

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Pin Oak Equity Fund	Schedule of Investments
As of October 31, 2020

	Shares	Fair Value
COMMON STOCKS — 98.88%
COMMUNICATIONS — 17.88%
Internet Media & Services — 17.88%
Alphabet, Inc. - Class A(a)	4,030	$6,512,923
Alphabet, Inc. - Class C(a)	10,089	16,354,370
Facebook, Inc. - Class A(a)	23,900	6,288,329
		29,155,622
CONSUMER DISCRETIONARY — 22.19%
Automotive — 4.96%
Gentex Corp.	292,500	8,093,475

E-Commerce Discretionary — 14.22%
Amazon.com, Inc.(a)	5,120	15,545,088
eBay, Inc.	160,500	7,644,615
		23,189,703
Leisure Facilities & Services — 3.01%
DraftKings, Inc. - Class A(a)(b)	138,555	4,904,847

FINANCIALS — 11.94%
Asset Management — 5.18%
Charles Schwab Corp. (The)	205,351	8,441,980

Institutional Financial Services — 2.12%
Bank of New York Mellon Corp. (The)	100,745	3,461,598

Insurance — 4.64%
Assurant, Inc.	38,900	4,837,993
Everest Re Group Ltd.	10,600	2,089,048
Travelers Cos., Inc. (The)	5,320	642,177
		7,569,218
HEALTH CARE — 23.36%
Biotech & Pharma — 8.32%
Amgen, Inc.	18,500	4,013,390
Biogen, Inc.(a)	7,100	1,789,697
Gilead Sciences, Inc.	37,085	2,156,493
GlaxoSmithKline PLC - ADR	111,760	3,735,019
Roche Holding AG - ADR	47,000	1,879,530
		13,574,129

27	Annual Report | October 31, 2020

Schedule of Investments	Pin Oak Equity Fund
As of October 31, 2020

	Shares	Fair Value
Health Care Facilities & Services — 4.43%
McKesson Corp.	36,500	$5,383,385
Quest Diagnostics, Inc.	15,000	1,832,100
		7,215,485
Medical Equipment & Devices — 10.61%
Illumina, Inc.(a)	23,675	6,929,673
Intuitive Surgical, Inc.(a)	8,040	5,363,323
Medtronic PLC	49,845	5,012,912
		17,305,908
TECHNOLOGY — 23.51%
Semiconductors — 12.29%
KLA Corp.	52,120	10,277,022
Xilinx, Inc.	82,300	9,768,187
		20,045,209
Technology Services — 11.22%
Amdocs Ltd.	81,587	4,599,875
Paychex, Inc.	43,649	3,590,130
PayPal Holdings, Inc.(a)	26,230	4,882,190
Visa, Inc. - Class A(b)	28,720	5,218,711
		18,290,906
TOTAL COMMON STOCKS (Cost $104,964,184)		161,248,080

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Pin Oak Equity Fund	Schedule of Investments
As of October 31, 2020

	Shares or Principal ($)	Fair Value
SHORT-TERM INVESTMENTS — 7.83%
MONEY MARKET FUNDS — 1.23%
Fidelity Investments Money Market Government Portfolio - Class I, 0.01%(c)	2,009,712	$2,009,712

REPURCHASE AGREEMENTS — 1.07%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 0.03%, dated 10/30/2020 and maturing 11/2/2020, collateralized by U.S. Treasury Securities with rates ranging from 0.38% to 2.00% and maturity dates ranging from 12/24/2020 to 11/15/2026 with a par value of $1,755,140 and a collateral value of $1,777,224	1,742,368	1,742,368

COLLATERAL FOR SECURITIES LOANED — 5.53%
Mount Vernon Liquid Assets Portfolio, LLC, 0.16%(c)	9,016,489	9,016,489

TOTAL SHORT-TERM INVESTMENTS (Cost $12,768,569)		12,768,569

TOTAL INVESTMENTS — 106.71% (Cost $117,732,753)		174,016,649

Liabilities in Excess of Other Assets — (6.71)%		(10,942,224)

NET ASSETS — 100.00%		$163,074,425

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $8,542,706.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2020.
ADR — American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

29	Annual Report | October 31, 2020

Schedule of Investments	Rock Oak Core Growth Fund
As of October 31, 2020

	Shares	Fair Value
COMMON STOCKS — 96.87%
COMMUNICATIONS — 3.22%
Internet Media & Services — 3.22%
iQIYI, Inc. - ADR(a)(b)	13,155	$324,928

CONSUMER DISCRETIONARY — 21.82%
Automotive — 3.50%
Gentex Corp.	12,755	352,931

Consumer Services — 4.82%
TAL Education Group - ADR(a)	7,315	486,155

Home Construction — 3.57%
PulteGroup, Inc.	8,820	359,503

Leisure Facilities & Services — 3.42%
DraftKings, Inc. - Class A(a)(b)	9,745	344,973

Leisure Products — 2.93%
Thor Industries, Inc.	3,490	295,184

Wholesale - Discretionary — 3.58%
Pool Corp.	1,030	360,325

ENERGY — 2.86%
Renewable Energy — 2.86%
SolarEdge Technologies, Inc.(a)	1,120	288,613

FINANCIALS — 5.91%
Insurance — 5.91%
Assurant, Inc.	1,830	227,597
Hartford Financial Services Group, Inc. (The)	9,565	368,444
		596,041
HEALTH CARE — 19.29%
Biotech & Pharma — 10.87%
Exelixis, Inc.(a)	14,921	305,582
Jazz Pharmaceuticals PLC(a)	3,655	526,685
Mylan NV(a)(b)	18,120	263,465
		1,095,732
Health Care Facilities & Services — 5.34%
Cardinal Health, Inc.	5,770	264,208
Quest Diagnostics, Inc.	2,245	274,205
		538,413

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Rock Oak Core Growth Fund	Schedule of Investments
As of October 31, 2020

	Shares	Fair Value
Medical Equipment & Devices — 3.08%
Illumina, Inc.(a)	1,060	$310,262

INDUSTRIALS — 8.20%
Aerospace & Defense — 2.53%
TransDigm Group, Inc.	535	255,414

Commercial Support Services — 2.74%
Republic Services, Inc.	3,130	275,972

Machinery — 2.93%
Colfax Corp.(a)	10,855	295,148

MATERIALS — 3.06%
Construction Materials — 3.06%
Carlisle Cos., Inc.	2,485	307,817

REAL ESTATE — 3.15%
REIT — 3.15%
CyrusOne, Inc.(b)	4,465	317,238

TECHNOLOGY — 29.36%
Semiconductors — 5.87%
KLA Corp.	3,000	591,540

Software — 2.26%
Citrix Systems, Inc.	2,015	228,239

Technology Hardware — 14.77%
F5 Networks, Inc.(a)	2,820	374,891
NetApp, Inc.	5,805	254,781
Seagate Technology PLC	7,998	382,464
Ubiquiti Networks, Inc.(b)	2,565	476,090
		1,488,226
Technology Services — 6.46%
Amdocs Ltd.	2,475	139,541
Cognizant Technology Solutions Corp. - Class A	7,160	511,367
		650,908
TOTAL COMMON STOCKS (Cost $8,222,552)		9,763,562

31	Annual Report | October 31, 2020

Schedule of Investments	Rock Oak Core Growth Fund
As of October 31, 2020

	Shares	Fair Value
SHORT-TERM INVESTMENTS — 22.20%
MONEY MARKET FUNDS — 5.15%
Fidelity Investments Money Market Government Portfolio - Class I, 0.01% (c)	519,127	$519,127

COLLATERAL FOR SECURITIES LOANED — 17.05%
Mount Vernon Liquid Assets Portfolio, LLC, 0.16%(c)	1,717,884	1,717,884

TOTAL SHORT-TERM INVESTMENTS (Cost $2,237,011)		2,237,011

TOTAL INVESTMENTS — 119.07% (Cost $10,459,563)		12,000,573

Liabilities in Excess of Other Assets — (19.07)%		(1,922,088)

NET ASSETS — 100.00%		$10,078,485

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $1,651,664.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2020.
ADR — American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

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River Oak Discovery Fund	Schedule of Investments
As of October 31, 2020

	Shares	Fair Value
COMMON STOCKS — 98.18%
COMMUNICATIONS — 5.29%
Advertising & Marketing — 1.97%
QuinStreet, Inc.(a)	17,875	$286,089

Internet Media & Services — 3.32%
Eventbrite, Inc. - Class A(a)(b)	52,160	481,437

CONSUMER DISCRETIONARY — 12.77%
Consumer Services — 6.10%
Adtalem Global Education, Inc.(a)	19,770	463,409
American Public Education, Inc.(a)	14,920	421,788
		885,197
Home Construction — 6.67%
M/I Homes, Inc.(a)	11,710	479,174
Taylor Morrison Home Corp.(a)	22,580	487,728
		966,902
FINANCIALS — 18.94%
Asset Management — 9.58%
AllianceBernstein Holding LP	15,900	462,054
Artisan Partners Asset Management, Inc. - Class A	12,620	505,557
Hamilton Lane, Inc. - Class A	6,050	421,685
		1,389,296
Banking — 1.91%
Dime Community Bancshares, Inc.	21,870	276,656

Insurance — 4.26%
CNO Financial Group, Inc.(b)	17,345	307,874
Selective Insurance Group, Inc.	5,960	310,277
		618,151
Specialty Finance — 3.19%
Aaron’s Holdings Co., Inc.	8,850	462,501

HEALTH CARE — 6.87%
Biotech & Pharma — 3.96%
United Therapeutics Corp.(a)	4,275	573,833

Health Care Facilities & Services — 2.91%
Magellan Health, Inc.(a)	5,850	422,780

33	Annual Report | October 31, 2020

Schedule of Investments	River Oak Discovery Fund
As of October 31, 2020

	Shares	Fair Value
INDUSTRIALS — 12.95%
Commercial Support Services — 2.49%
Barrett Business Services, Inc.	6,101	$361,484

Electrical Equipment — 3.99%
Advanced Energy Industries, Inc.(a)	8,575	578,555

Machinery — 6.47%
Hollysys Automation Technologies Ltd.	38,430	430,032
Kadant, Inc.	4,410	507,679
		937,711
MATERIALS — 1.52%
Forestry, Paper & Wood Products — 1.52%
Mercer International, Inc.	35,145	221,062

TECHNOLOGY — 39.84%
Semiconductors — 22.59%
Ambarella, Inc.(a)	9,360	511,711
Cirrus Logic, Inc.(a)	7,195	495,520
Cohu, Inc.	31,964	694,578
Diodes, Inc.(a)	6,870	397,292
Kulicke & Soffa Industries, Inc.	25,285	660,950
Silicon Motion Technology Corp. - ADR	13,665	515,717
		3,275,768
Software — 11.20%
FireEye, Inc.(a)(b)	24,590	340,326
NextGen Healthcare, Inc.(a)	33,665	457,844
Verint Systems, Inc.(a)	7,760	376,515
Workiva, Inc.(a)	8,120	449,117
		1,623,802
Technology Services — 6.05%
LiveRamp Holdings, Inc.(a)	4,710	311,284
Perficient, Inc.(a)	8,630	337,951
Perspecta, Inc.	12,690	227,531
		876,766
TOTAL COMMON STOCKS (Cost $12,874,303)		14,237,990

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River Oak Discovery Fund	Schedule of Investments
As of October 31, 2020

	Shares or Principal ($)	Fair Value
SHORT-TERM INVESTMENTS — 9.45%
REPURCHASE AGREEMENTS — 0.83%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 0.03%, dated 10/30/2020 and maturing 11/2/2020, collateralized by U.S. Treasury Securities with rates ranging from 0.38% to 2.00% and maturity dates ranging from 12/24/2020 to 11/15/2026 with a par value of $120,567 and a collateral value of $122,085	119,690	$119,690

COLLATERAL FOR SECURITIES LOANED — 8.28%
Mount Vernon Liquid Assets Portfolio, LLC, 0.16%(c)	1,201,162	1,201,162

TOTAL SHORT-TERM INVESTMENTS (Cost $1,320,852)		1,320,852

TOTAL INVESTMENTS — 107.29% (Cost $14,195,156)		15,558,842

Liabilities in Excess of Other Assets — (7.29)%		(1,058,126)

NET ASSETS — 100.00%		$14,500,716

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $1,117,797.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2020.
ADR — American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

35	Annual Report | October 31, 2020

Schedule of Investments	Red Oak Technology Select Fund
As of October 31, 2020

	Shares	Fair Value
COMMON STOCKS — 99.69%
COMMUNICATIONS — 16.44%
Internet Media & Services — 16.44%
Alphabet, Inc. - Class A(a)	17,630	$28,492,019
Alphabet, Inc. - Class C(a)	17,636	28,588,132
Facebook, Inc. - Class A(a)	143,225	37,683,930
		94,764,081
CONSUMER DISCRETIONARY — 10.79%
E-Commerce Discretionary — 10.79%
Amazon.com, Inc.(a)	15,400	46,756,710
eBay, Inc.	324,030	15,433,549
		62,190,259
REAL ESTATE — 2.52%
REIT — 2.52%
Digital Realty Trust, Inc.	100,770	14,541,111

TECHNOLOGY — 69.94%
Semiconductors — 22.97%
Intel Corp.	537,450	23,798,286
KLA Corp.	152,400	30,050,232
NXP Semiconductors NV	113,550	15,342,876
QUALCOMM, Inc.	153,200	18,898,752
Skyworks Solutions, Inc.	145,135	20,506,124
Xilinx, Inc.	200,585	23,807,434
		132,403,704
Software — 23.14%
Akamai Technologies, Inc.(a)	136,780	13,010,514
Check Point Software Technologies Ltd.(a)	99,700	11,321,932
Citrix Systems, Inc.	129,280	14,643,545
Microsoft Corp.	157,970	31,984,186
Oracle Corp.	423,601	23,768,252
Synopsys, Inc.(a)	99,295	21,235,229
VMware, Inc. - Class A(a)(b)	135,470	17,439,053
		133,402,711
Technology Hardware — 16.97%
Apple, Inc.	534,880	58,227,037
Cisco Systems, Inc.	576,180	20,684,862
HP, Inc.	462,970	8,314,941
NetApp, Inc.	240,690	10,563,884
		97,790,724

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Red Oak Technology Select Fund	Schedule of Investments
As of October 31, 2020

	Shares or Principal ($)	Fair Value
Technology Services — 6.86%
Accenture PLC - Class A	47,580	$10,320,578
Global Payments, Inc.	93,157	14,694,585
Visa, Inc. - Class A	80,000	14,536,800
		39,551,963
TOTAL COMMON STOCKS (Cost $284,152,546)		574,644,553

SHORT-TERM INVESTMENTS — 3.51%
REPURCHASE AGREEMENTS — 0.43%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 0.03%, dated 10/30/2020 and maturing 11/2/2020, collateralized by U.S. Treasury Securities with rates ranging from 0.38% to 2.00% and maturity dates ranging from 12/24/2020 to 11/15/2026 with a par value of $2,497,238 and a collateral value of $2,528,660	2,479,065	2,479,065

COLLATERAL FOR SECURITIES LOANED — 3.08%
Mount Vernon Liquid Assets Portfolio, LLC, 0.16%(c)	17,770,238	17,770,238

TOTAL SHORT-TERM INVESTMENTS (Cost $20,249,303)		20,249,303

TOTAL INVESTMENTS — 103.20% (Cost $304,401,849)		594,893,856

Liabilities in Excess of Other Assets — (3.20)%		(18,421,087)

NET ASSETS — 100.00%		$576,472,769

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $17,264,624.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2020.

The accompanying notes are an integral part of the financial statements.

37	Annual Report | October 31, 2020

Schedule of Investments	Black Oak Emerging Technology Fund
As of October 31, 2020

	Shares	Fair Value
COMMON STOCKS — 99.25%
COMMUNICATIONS — 10.02%
Internet Media & Services — 10.02%
Facebook, Inc. - Class A(a)	5,525	$1,453,683
iQIYI, Inc. - ADR(a)(b)	26,150	645,905
Tencent Holdings Ltd. - ADR	32,245	2,461,583
		4,561,171
CONSUMER DISCRETIONARY — 5.83%
Automotive — 3.26%
Tesla, Inc.(a)	3,825	1,484,253

Leisure Facilities & Services — 2.57%
DraftKings, Inc. - Class A(a)(b)	33,140	1,173,156

ENERGY — 8.35%
Renewable Energy — 8.35%
SolarEdge Technologies, Inc.(a)	14,765	3,804,793

HEALTH CARE — 2.98%
Medical Equipment & Devices — 2.98%
Illumina, Inc.(a)	4,635	1,356,665

INDUSTRIALS — 2.60%
Electrical Equipment — 2.60%
Advanced Energy Industries, Inc.(a)(b)	17,560	1,184,773

TECHNOLOGY — 69.47%
Information Technology — 2.94%
Paylocity Holdings Corp.(a)	7,220	1,339,455

Semiconductors — 26.45%
Ambarella, Inc.(a)	22,000	1,202,740
Cirrus Logic, Inc.(a)	20,830	1,434,562
Cohu, Inc.(b)	70,552	1,533,095
Diodes, Inc.(a)	25,770	1,490,279
KLA Corp.	7,590	1,496,596
Kulicke & Soffa Industries, Inc.(b)	49,645	1,297,720
Lam Research Corp.	4,285	1,465,813
QUALCOMM, Inc.	10,844	1,337,716
Silicon Motion Technology Corp. - ADR	20,940	790,276
		12,048,797

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Black Oak Emerging Technology Fund	Schedule of Investments
As of October 31, 2020

	Shares	Fair Value
Software — 16.28%
Citrix Systems, Inc.	12,595	$1,426,636
Fortinet, Inc.(a)	11,090	1,224,003
NextGen Healthcare, Inc.(a)	88,315	1,201,084
Palo Alto Networks, Inc.(a)	5,100	1,128,069
Salesforce.com, Inc.(a)	7,480	1,737,380
Verint Systems, Inc.(a)(b)	14,335	695,534
		7,412,706
Technology Hardware — 12.21%
Apple, Inc.	23,520	2,560,387
F5 Networks, Inc.(a)	7,705	1,024,303
SYNNEX Corp.	6,380	839,863
Ubiquiti Networks, Inc.(b)	6,120	1,135,933
		5,560,486
Technology Services — 11.59%
Cognizant Technology Solutions Corp. - Class A	9,600	685,632
Jack Henry & Associates, Inc.	8,120	1,203,790
PayPal Holdings, Inc.(a)	7,250	1,349,442
Perficient, Inc.(a)	31,260	1,224,142
Science Applications International Corp.	10,665	814,486
		5,277,492
TOTAL COMMON STOCKS (Cost $23,863,470)		45,203,747

39	Annual Report | October 31, 2020

Schedule of Investments	Black Oak Emerging Technology Fund
As of October 31, 2020

	Shares	Fair Value
SHORT-TERM INVESTMENTS — 13.59%
MONEY MARKET FUNDS — 1.82%
Fidelity Investments Money Market Government Portfolio - Class I, 0.01% (c)	827,982	$827,982

COLLATERAL FOR SECURITIES LOANED — 11.77%
Mount Vernon Liquid Assets Portfolio, LLC, 0.16%(c)	5,362,048	5,362,048

TOTAL SHORT-TERM INVESTMENTS (Cost $6,190,030)		6,190,030

TOTAL INVESTMENTS — 112.84% (Cost $30,053,500)		51,393,777

Liabilities in Excess of Other Assets — (12.84)%		(5,849,497)

NET ASSETS — 100.00%		$45,544,280

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $5,186,788.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2020.
ADR — American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

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Live Oak Health Sciences Fund	Schedule of Investments
As of October 31, 2020

	Shares	Fair Value
COMMON STOCKS — 98.97%
HEALTH CARE — 98.97%
Biotech — 23.71%
Alexion Pharmaceuticals, Inc.(a)	10,610	$1,221,635
Amgen, Inc.	10,240	2,221,466
Biogen, Inc.(a)	6,850	1,726,680
Exelixis, Inc.(a)	66,265	1,357,107
Regeneron Pharmaceuticals, Inc.(a)	2,550	1,386,078
United Therapeutics Corp.(a)	13,650	1,832,239
Vertex Pharmaceuticals, Inc.(a)	4,315	899,073
		10,644,278
Health Care Services — 8.46%
Charles River Laboratories International, Inc.(a)	11,015	2,508,115
Quest Diagnostics, Inc.	10,545	1,287,966
		3,796,081
Health Care Supply Chain — 12.08%
Cardinal Health, Inc.	17,409	797,158
Cigna Corp.	15,148	2,529,262
McKesson Corp.	14,206	2,095,243
		5,421,663
Large Pharma — 22.76%
Bristol-Myers Squibb Co.(a)	24,315	79,267
GlaxoSmithKline PLC - ADR	62,505	2,088,917
Johnson & Johnson	7,688	1,054,102
Merck & Co., Inc.	18,800	1,413,948
Novartis AG - ADR(b)	14,600	1,139,968
Novo Nordisk A/S - ADR	25,330	1,618,334
Pfizer, Inc.	37,370	1,325,888
Sanofi - ADR(b)	33,002	1,494,991
		10,215,415
Life Science & Diagnostics — 3.28%
Illumina, Inc.(a)	5,035	1,473,745

Managed Care — 8.59%
Anthem, Inc.	5,415	1,477,212
UnitedHealth Group, Inc.	7,800	2,380,092
		3,857,304
Medical Devices — 10.46%
Medtronic PLC	18,746	1,885,285
Stryker Corp.	7,060	1,426,191
Zimmer Biomet Holdings, Inc.	10,460	1,381,766
		4,693,242

41	Annual Report | October 31, 2020

Schedule of Investments	Live Oak Health Sciences Fund
As of October 31, 2020

	Shares or Principal ($)	Fair Value
Medical Equipment — 6.65%
Alcon, Inc.(a)	28,995	$1,648,076
Intuitive Surgical, Inc.(a)	2,005	1,337,495
		2,985,571
Specialty & Generic Pharma — 2.98%
Jazz Pharmaceuticals PLC(a)	9,295	1,339,409

TOTAL COMMON STOCKS (Cost $33,571,468)		44,426,708

SHORT-TERM INVESTMENTS — 13.78%
REPURCHASE AGREEMENTS — 9.32%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 0.03%, dated 10/30/2020 and maturing 11/2/2020, collateralized by U.S. Treasury Securities with rates ranging from 0.38% to 2.00% and maturity dates ranging from 12/24/2020 to 11/15/2026 with a par value of $4,212,373 and a collateral value of $4,265,376	4,181,719	4,181,719

COLLATERAL FOR SECURITIES LOANED — 4.46%
Mount Vernon Liquid Assets Portfolio, LLC, 0.16%(c)	2,002,773	2,002,773

TOTAL SHORT-TERM INVESTMENTS (Cost $6,184,492)		6,184,492

TOTAL INVESTMENTS — 112.75% (Cost $39,755,960)		50,611,200

Liabilities in Excess of Other Assets — (12.75)%		(5,722,632)

NET ASSETS — 100.00%		$44,888,568

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $1,956,698.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2020.
ADR — American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

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Statements of Assets & Liabilities

October 31, 2020

	White Oak Select Growth Fund	Pin Oak Equity Fund
ASSETS
Investment securities at value (cost, $208,871,959, $117,732,753, $10,459,563, $14,195,156, $304,401,849, $30,053,500 and $39,755,960), including, $56,840, $8,542,706, $1,651,664, $1,117,797, $17,264,624, $5,186,788 and $1,956,698 of securities on loan	$356,451,523	$174,016,649
Cash	15,300	—
Receivable for fund shares sold	5,535	4,146
Receivable for investments sold	3,350,531	—
Dividends and interest receivable	71,657	58,304
Tax reclaims receivable	—	—
Prepaid expenses	19,316	12,928
Total Assets	359,913,862	174,092,027

LIABILITIES
Payable for fund shares redeemed	34,978	383,816
Payable for investments purchased	9,500,683	1,440,065
Payable for collateral upon return of securities loaned	58,500	9,016,489
Investment advisory fees payable	226,337	107,116
Administration fees payable	12,613	7,039
Transfer agent fees payable	6,253	3,368
Trustee fees payable	286	448
Other accrued expenses	91,681	59,261
Total Liabilities	9,931,331	11,017,602
NET ASSETS	$349,982,531	$163,074,425

Net Assets consist of:
Paid-in capital (unlimited authorization - no par value)	$192,407,459	$98,567,266
Accumulated earnings	157,575,072	64,507,159
Net Assets	$349,982,531	$163,074,425

Total shares outstanding at end of year	3,264,382	2,298,981

Net asset value, offering and redemption price per share (net assets/shares outstanding)	$107.21	$70.93

43	Annual Report | October 31, 2020

Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund

$12,000,573	$15,558,842	$594,893,856	$51,393,777	$50,611,200
—	—	—	—	—
38	2,000	211,219	619	266
1,178,283	1,195,347	—	367,883	—
5	16,574	41,891	7	17,593
—	—	—	—	6,695
1,931	9,214	37,217	3,677	12,075
13,180,830	16,781,977	595,184,183	51,765,963	50,647,829

—	—	359,525	59,576	21,740
1,359,929	1,051,491	—	739,572	3,675,673
1,717,884	1,201,162	17,770,238	5,362,048	2,002,773
3,996	9,150	385,595	29,932	29,662
343	287	23,795	1,354	1,629
1,312	1,300	5,176	2,794	1,816
—	—	1,182	—	—
18,881	17,871	165,903	26,407	25,968
3,102,345	2,281,261	18,711,414	6,221,683	5,759,261
$10,078,485	$14,500,716	$576,472,769	$45,544,280	$44,888,568

$6,836,385	$10,600,938	$258,012,601	$20,941,480	$31,297,590
3,242,100	3,899,778	318,460,168	24,602,800	13,590,978
$10,078,485	$14,500,716	$576,472,769	$45,544,280	$44,888,568

599,956	957,845	16,968,066	7,043,992	2,479,635

$16.80	$15.14	$33.97	$6.47	$18.10

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	44

Statements of Operations

For the Year Ended October 31, 2020

	White Oak Select Growth Fund	Pin Oak Equity Fund
INVESTMENT INCOME
Dividends	$5,824,270	$3,600,580
Securities lending income	57,084	52,367
Interest	6,954	10,356
Less: Foreign withholding tax	(173,962)	(107,108)
Total Investment Income	5,714,346	3,556,195

EXPENSES
Investment adviser	2,549,408	1,430,908
Administration	150,788	85,537
Sub transfer agent	133,866	101,934
Transfer agent	75,523	40,956
Legal	68,548	34,877
Trustee	55,568	30,985
Registration	42,593	24,460
Report printing	29,256	19,744
Insurance	21,352	14,469
Audit	16,000	16,000
Custodian	14,093	9,532
Pricing	1,340	1,397
Miscellaneous	51,112	31,248
Total Expenses	3,209,447	1,842,047
Less: Investment advisory fees waived	—	—
Net Expenses	3,209,447	1,842,047
Net Investment Income (Loss)	2,504,899	1,714,148

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	9,346,902	8,768,143
Net change in unrealized appreciation (depreciation) of investment securities	26,200,706	(13,435,080)
Net Realized and Unrealized Gain (Loss) on Investments	35,547,608	(4,666,937)
Net Increase (Decrease) in Net Assets from Operations	$38,052,507	$(2,952,789)

45	Annual Report | October 31, 2020

Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund

$146,776	$92,128	$8,061,644	$292,285	$938,554
4,457	2,961	123,889	14,732	13,956
699	39,413	26,008	2,848	2,931
(370)	(101)	(26,674)	(1,331)	(44,988)
151,562	134,401	8,184,867	308,534	910,453

77,574	111,700	4,521,181	295,516	366,551
4,550	5,176	269,092	17,109	21,655
2,776	750	414,744	12,663	15,487
15,805	15,727	62,992	33,682	21,905
1,967	2,291	121,494	8,069	9,342
2,529	2,725	97,741	7,035	8,732
24,177	21,395	34,380	24,776	19,667
3,503	3,473	62,026	5,713	6,035
623	727	38,161	1,993	2,858
16,000	16,000	16,000	16,000	16,000
1,087	817	29,513	2,085	2,523
588	693	875	433	652
13,714	12,721	57,589	20,679	17,149
164,893	194,195	5,725,788	445,753	508,556
(33,986)	(26,640)	—	—	—
130,907	167,555	5,725,788	445,753	508,556
20,655	(33,154)	2,459,079	(137,219)	401,897

1,828,766	2,601,564	32,667,314	3,732,335	3,642,306
(1,448,025)	(1,678,299)	48,769,663	6,523,676	(3,516,639)
380,741	923,265	81,436,977	10,256,011	125,667
$401,396	$890,111	$83,896,056	$10,118,792	$527,564

The accompanying notes are an integral part of the financial statements.

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Statements of Changes in Net Assets

	White Oak Select Growth Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
INVESTMENT ACTIVITIES
Net investment income	$2,504,899	$3,495,576
Net realized gain on investment securities transactions and foreign currency translations	9,346,902	3,166,384
Net change in unrealized appreciation (depreciation) of investments securities	26,200,706	28,579,467
Net Increase (Decrease) in Net Assets Resulting from Operations	38,052,507	35,241,427

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings	(6,540,759)	(4,188,988)
Total Distributions	(6,540,759)	(4,188,988)

CAPITAL TRANSACTIONS
Proceeds from shares sold	11,810,650	58,843,230
Reinvestment of distributions	6,253,692	3,998,961
Amount paid for shares redeemed	(55,599,534)	(55,926,084)
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(37,535,192)	6,916,107

Total Increase (Decrease) in Net Assets	(6,023,444)	37,968,546

NET ASSETS
Beginning of year	356,005,975	318,037,429
End of year	$349,982,531	$356,005,975

SHARE TRANSACTIONS
Shares sold	118,214	637,293
Shares issued in reinvestment of distributions	60,733	45,232
Shares redeemed	(555,131)	(593,534)
Net Increase (Decrease) in Shares Outstanding	(376,184)	88,991

47	Annual Report | October 31, 2020

Pin Oak Equity Fund		Rock Oak Core Growth Fund
For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019

$1,714,148	$2,943,411	$20,655	$45,035
8,768,143	4,688,656	1,828,766	330,157
(13,435,080)	21,104,275	(1,448,025)	(762,987)
(2,952,789)	28,736,342	401,396	(387,795)

(7,546,924)	(6,691,879)	(369,846)	(103,071)
(7,546,924)	(6,691,879)	(369,846)	(103,071)

11,743,734	30,974,664	203,391	1,345,884
7,126,191	6,371,008	331,685	95,503
(80,436,516)	(85,108,858)	(2,386,902)	(9,417,225)
(61,566,591)	(47,763,186)	(1,851,826)	(7,975,838)

(72,066,304)	(25,718,723)	(1,820,276)	(8,466,704)

235,140,729	260,859,452	11,898,761	20,365,465
$163,074,425	$235,140,729	$10,078,485	$11,898,761

171,243	457,122	12,068	79,826
95,359	101,256	18,803	5,906
(1,204,924)	(1,262,577)	(143,446)	(569,575)
(938,322)	(704,199)	(112,575)	(483,843)

The accompanying notes are an integral part of the financial statements.

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Statements of Changes in Net Assets

	River Oak Discovery Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
INVESTMENT ACTIVITIES
Net investment income (loss)	$(33,154)	$14,498
Net realized gain on investment securities transactions and foreign currency translations	2,601,564	501,402
Net change in unrealized appreciation (depreciation) of investments securities	(1,678,299)	254,840
Net Increase in Net Assets Resulting from Operations	890,111	770,740

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings	(499,422)	(1,745,948)
Total Distributions	(499,422)	(1,745,948)

CAPITAL TRANSACTIONS
Proceeds from shares sold	2,038,824	135,650
Reinvestment of distributions	328,169	1,130,324
Amount paid for shares redeemed	(774,773)	(723,072)
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	1,592,220	542,902

Total Increase (Decrease) in Net Assets	1,982,909	(432,306)

NET ASSETS
Beginning of year	12,517,807	12,950,113
End of year	$14,500,716	$12,517,807

SHARE TRANSACTIONS
Shares sold	134,021	9,669
Shares issued in reinvestment of distributions	21,104	86,153
Shares redeemed	(55,990)	(52,551)
Net Increase (Decrease) in Shares Outstanding	99,135	43,271

49	Annual Report | October 31, 2020

Red Oak Technology Select Fund		Black Oak Emerging Technology Fund
For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019

$2,459,079	$5,794,043	$(137,219)	$(2,257)
32,667,314	13,970,532	3,732,335	2,132,465
48,769,663	73,798,958	6,523,676	1,302,290
83,896,056	93,563,533	10,118,792	3,432,498

(17,483,737)	(25,436,992)	(2,132,576)	(3,465,522)
(17,483,737)	(25,436,992)	(2,132,576)	(3,465,522)

108,000,225	171,425,655	5,029,860	1,033,772
16,780,845	24,433,832	1,917,928	3,078,344
(251,679,737)	(171,230,234)	(5,629,709)	(4,592,033)
(126,898,667)	24,629,253	1,318,079	(479,917)

(60,486,348)	92,755,794	9,304,295	(512,941)

636,959,117	544,203,323	36,239,985	36,752,926
$576,472,769	$636,959,117	$45,544,280	$36,239,985

3,491,610	6,308,774	861,284	212,367
536,815	975,538	338,259	669,205
(8,326,122)	(6,252,590)	(1,027,895)	(938,796)
(4,297,697)	1,031,722	171,648	(57,224)

The accompanying notes are an integral part of the financial statements.

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Statements of Changes in Net Assets

	Live Oak Health Sciences Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
INVESTMENT ACTIVITIES
Net investment income	$401,897	$462,416
Net realized gain (loss) on investment securities transactions and foreign currency translations	3,642,306	(461,831)
Net change in unrealized appreciation (depreciation) of investments securities	(3,516,639)	532,564
Net Increase in Net Assets Resulting from Operations	527,564	533,149

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings	(446,446)	(8,114,847)
Total Distributions	(446,446)	(8,114,847)

CAPITAL TRANSACTIONS
Proceeds from shares sold	1,566,604	2,208,579
Reinvestment of distributions	415,073	7,537,113
Amount paid for shares redeemed	(8,753,352)	(16,302,327)
Net Decrease in Net Assets Resulting from Capital Transactions	(6,771,675)	(6,556,635)

Total Decrease in Net Assets	(6,690,557)	(14,138,333)

NET ASSETS
Beginning of year	51,579,125	65,717,458
End of year	$44,888,568	$51,579,125

SHARE TRANSACTIONS
Shares sold	84,239	123,001
Shares issued in reinvestment of distributions	21,462	427,274
Shares redeemed	(469,586)	(959,209)
Net Decrease in Shares Outstanding	(363,885)	(408,934)

51	Annual Report | October 31, 2020

OAK ASSOCIATES FUNDS

This Page Intentionally Left Blank

Financial Highlights

For a share outstanding throughout each period

	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Realized and Unrealized Gain (Loss) in Securities	Total from Operations	Dividends from Net Investment Income
White Oak Select Growth Fund
For the year ended October 31, 2020	$97.79	0.74	10.53	11.27	(0.97)
For the year ended October 31, 2019	$89.55	0.94	8.47	9.41	(0.54)
For the year ended October 31, 2018	$82.36	0.58	7.18	7.76	(0.57)
For the year ended October 31, 2017	$67.44	0.65	15.00	15.65	(0.73)
For the year ended October 31, 2016	$65.21	0.66	1.99	2.65	(0.42)

Pin Oak Equity Fund
For the year ended October 31, 2020	$72.63	0.62	0.08 (d)	0.70	(0.91)
For the year ended October 31, 2019	$66.18	0.81	7.41	8.22	(0.62)
For the year ended October 31, 2018	$63.72	0.59	3.05	3.64	(0.37)
For the year ended October 31, 2017	$53.35	0.40	11.15	11.55	(0.36)
For the year ended October 31, 2016	$52.45	0.43	2.38	2.81	(0.40)

Rock Oak Core Growth Fund
For the year ended October 31, 2020	$16.70	0.03	0.63	0.66	(0.07)
For the year ended October 31, 2019	$17.02	0.05	(0.28)	(0.23)	— (c)
For the year ended October 31, 2018	$16.07	0.01	1.86	1.87	(0.01)
For the year ended October 31, 2017	$12.74	0.03	3.40	3.43	(0.10)
For the year ended October 31, 2016	$12.64	0.18	0.31	0.49	(0.10)

River Oak Discovery Fund
For the year ended October 31, 2020	$14.58	(0.04)	1.19	1.15	—
For the year ended October 31, 2019	$15.88	0.02	0.85	0.87	—
For the year ended October 31, 2018	$17.42	(0.08)	(0.54)	(0.62)	—
For the year ended October 31, 2017	$14.21	(0.10)	3.31	3.21	—
For the year ended October 31, 2016	$13.76	(0.06)	0.53	(0.47)	(0.02)

53	Annual Report | October 31, 2020

Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return(b)	Net Assets, End of Year (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/ or Fees Paid Indirectly)	Portfolio Turnover Rate

(0.88)	(1.85)	$107.21	11.60%	$349,983	0.93%	0.73%	0.93%	13%
(0.63)	(1.17)	$97.79	10.66%	$356,006	0.95%	1.00%	0.95%	10%
— (c)	(0.57)	$89.55	9.46%	$318,037	0.93%	0.63%	0.93%	14%
—	(0.73)	$82.36	23.36%	$285,658	0.98%	0.86%	0.98%	13%
—	(0.42)	$67.44	4.07%	$248,433	1.06%	1.03%	1.06%	14%

(1.49)	(2.40)	$70.93	0.79%	$163,074	0.95%	0.89%	0.95%	15%
(1.15)	(1.77)	$72.63	12.83%	$235,141	0.96%	1.19%	0.96%	10%
(0.81)	(1.18)	$66.18	5.75%	$260,859	0.95%	0.87%	0.95%	12%
(0.82)	(1.18)	$63.72	21.86%	$222,085	0.98%	0.66%	0.98%	8%
(1.51)	(1.91)	$53.35	5.54%	$109,928	1.08%	0.86%	1.08%	10%

(0.49)	(0.56)	$16.80	3.78%	$10,078	1.25%	0.20%	1.57%	52%
(0.09)	(0.09)	$16.70	(1.34)%	$11,899	1.25%	0.29%	1.38%	16%
(0.91)	(0.92)	$17.02	12.15%	$20,365	1.25%	0.08%	1.32%	14%
—	(0.10)	$16.07	27.02%	$9,183	1.25%	0.20%	1.51%	31%
(0.29)	(0.39)	$12.74	3.98%	$7,395	1.25%	0.48%	1.65%	11%

(0.59)	(0.59)	$15.14	7.79%	$14,501	1.35%	(0.27)%	1.56%	48%
(2.17)	(2.17)	$14.58	6.99%	$12,518	1.35%	0.12%	1.60%	15%
(0.92)	(0.92)	$15.88	(3.82)%	$12,950	1.35%	(0.46)%	1.50%	43%
—	—	$17.42	22.59%	$14,427	1.35%	(0.63)%	1.41%	43%
—	(0.02)	$14.21	3.39%	$12,322	1.35%	(0.40)%	1.51%	21%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.
(c)	Less than $0.005 per share.
(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights

For a share outstanding throughout each period

	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Realized and Unrealized Gain (Loss) in Securities		Total from Operations	Dividends from Net Investment Income
Red Oak Technology Select Fund
For the year ended October 31, 2020	$29.95	0.13	4.72		4.85	(0.17)
For the year ended October 31, 2019	$26.90	0.27	4.03		4.30	(0.22)
For the year ended October 31, 2018	$25.78	0.10	2.72		2.82	(0.10)
For the year ended October 31, 2017	$19.27	0.09	6.71		6.80	(0.08)
For the year ended October 31, 2016	$17.17	0.20	2.62		2.82	(0.19)

Black Oak Emerging Technology Fund
For the year ended October 31, 2020	$5.27	(0.02)	1.53		1.51	—
For the year ended October 31, 2019	$5.30	— (c)	0.48		0.48	—
For the year ended October 31, 2018	$5.28	(0.01)	0.42		0.41	—
For the year ended October 31, 2017	$4.53	(0.01)	0.94		0.93	— (c)
For the year ended October 31, 2016	$4.26	0.01	0.39		0.40	—

Live Oak Health Sciences Fund
For the year ended October 31, 2020	$18.14	0.15	(0.03	)(d)	0.12	(0.16)
For the year ended October 31, 2019	$20.21	0.15	0.26		0.41	(0.13)
For the year ended October 31, 2018	$19.98	0.13	1.35		1.48	(0.09)
For the year ended October 31, 2017	$17.93	0.10	2.33		2.43	(0.10)
For the year ended October 31, 2016	$21.65	0.11	(0.33)		(0.22)	(0.67)

55	Annual Report | October 31, 2020

Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return(b)	Net Assets, End of Year (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/ or Fees Paid Indirectly)	Portfolio Turnover Rate

(0.66)	(0.83)	$33.97	16.44%	$576,473	0.94%	0.40%	0.94%	4%
(1.03)	(1.25)	$29.95	16.92%	$636,959	0.95%	0.94%	0.95%	10%
(1.60)	(1.70)	$26.90	11.56%	$544,203	0.94%	0.38%	0.94%	9%
(0.21)	(0.29)	$25.78	35.76%	$486,295	0.97%	0.38%	0.97%	16%
(0.53)	(0.72)	$19.27	17.14%	$189,064	1.09%	1.17%	1.09%	6%

(0.31)	(0.31)	$6.47	29.48%	$45,544	1.12%	(0.35)%	1.12%	22%
(0.51)	(0.51)	$5.27	10.36%	$36,240	1.18%	(0.01)%	1.18%	25%
(0.39)	(0.39)	$5.30	8.12%	$36,753	1.11%	(0.27)%	1.11%	19%
(0.18)	(0.18)	$5.28	21.16%	$37,267	1.17%	(0.22)%	1.17%	39%
(0.13)	(0.13)	$4.53	9.59%	$32,894	1.28%	0.22%	1.28%	35%

—	(0.16)	$18.10	0.62%	$44,889	1.03%	0.81%	1.03%	33%
(2.35)	(2.48)	$18.14	2.40%	$51,579	1.05%	0.87%	1.05%	23%
(1.16)	(1.25)	$20.21	7.68%	$65,717	1.01%	0.65%	1.01%	23%
(0.28)	(0.38)	$19.98	13.78%	$64,747	1.02%	0.50%	1.02%	14%
(2.83)	(3.50)	$17.93	(1.85)%	$56,059	1.11%	0.59%	1.11%	14%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.
(c)	Less than $0.005 per share.
(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

The accompanying notes are an integral part of the financial statements.

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Notes to Financial Statements

As of October 31, 2020

1. ORGANIZATION:

The Oak Associates Funds (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with seven diversified funds: White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund (collectively referred to as “Funds” and individually referred to as a “Fund”). The investment objective of each Fund is to seek long-term capital growth. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.” The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities in the financial statements and the reported amounts of income and expenses during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon the sale of the securities.

Security Valuation – Investments in equity securities, which are traded on a national exchange, are stated at the last quoted sales price if readily available for such equity securities on each business day. Investments in equity securities, which are reported on the NASDAQ national market system are valued at the official closing price; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value, in the absence of a current quoted bid price. Investments in repurchase agreements are generally valued at par each business day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”) as determined by those funds each business day.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees. The Board of Trustees has determined to delegate responsibility for pricing and fair valuation determinations for portfolio securities to Funds’ adviser, Oak Associates, Ltd. (“Oak” or the “Adviser”), subject to oversight of the Board of Trustees. Oak may, in turn and subject to its oversight, delegate pricing of securities for which market prices are readily available to the Funds’ administrator. All fair valuation determinations shall be made by Oak’s Fair Value Committee (the “Committee”), in accordance with policies and procedures established by the Board of Trustees and subject to oversight of the Board. Oak and the administrator have established and maintain policies and procedures reasonably designed to

57	Annual Report | October 31, 2020

Notes to Financial Statements

As of October 31, 2020

ensure that their pricing and valuation policies and procedures conform to the requirements of the Funds’ Fair Value Procedures. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de–listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value; or trading of the security is subject to local government–imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Security Transactions and Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Expenses – Expenses that are directly related to one of the Funds are charged to that Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable allocation method.

Repurchase Agreements – The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. A custody agreement in connection with the Master Repurchase Agreement defines eligible securities for collateral in relation to each repurchase agreement. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if the counter-party enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Master Agreements and Netting Arrangements – Certain Funds may participate in various repurchase agreements, such as, but not limited to Master Repurchase Agreements, which govern the terms of certain transactions with select counterparties (collectively “Master Agreements”). These Master Agreements generally include provisions for general obligations, agreements, representations, collateral and provisions for events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination or default event, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. An election made by a counterparty to terminate a

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Notes to Financial Statements

As of October 31, 2020

transaction early under a Master Agreement could have an adverse impact on a Fund’s financial statements. Master Agreements can also help limit counterparty risk by requiring collateral posting arrangements at pre-arranged exposure levels. Collateral under the Master Agreements is usually in the form of cash, U.S. Treasury or U.S. Government agency securities, but may include other types of securities. There can be no assurance that the Master Agreements will be successful in limiting credit or counterparty risk.

Securities Lending – The Trust has entered into a Securities Lending Agreement (“SLA”) with U.S. Bank National Association (the “Agent”). Under the terms of the SLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and letters of credit. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Mount Vernon”), as noted in each lending Fund’s respective Schedule of Investments. Mount Vernon seeks to maximize current income to the extent consistent with the preservation of capital and liquidity; and to maintain a stable NAV of $1.00. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The contractual maturity of repurchase agreements are on an overnight and continuous basis. Cash and cash equivalent collateral on securities lending transactions are on an overnight and continuous basis.

The following is a summary of each Funds’ securities lending agreements and related cash and non-cash collateral received as of October 31, 2020:

	Market Value of Securities on Loan	Cash Collateral Received
White Oak Select Growth Fund	$56,840	$58,500
Pin Oak Equity Fund	8,542,706	9,016,489
Rock Oak Core Growth Fund	1,651,664	1,717,884
River Oak Discovery Fund	1,117,797	1,201,162
Red Oak Technology Select Fund	17,264,624	17,770,238
Black Oak Emerging Technology Fund	5,186,788	5,362,048
Live Oak Health Sciences Fund	1,956,698	2,002,773
	$35,777,117	$37,129,094

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid to shareholders on an annual basis, as applicable. Net realized capital gains on sales of securities, if any, are distributed to shareholders at least annually. Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either accumulated earnings, or from paid-in capital, depending upon the type of book/tax differences that may exist.

59	Annual Report | October 31, 2020

Notes to Financial Statements

As of October 31, 2020

3. FAIR VALUE MEASUREMENTS:

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Inputs may be observable and unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

The three-tier hierarchy is summarized as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date, including but not limited to:

Equity Securities – investments for which market quotations are readily available that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Investment Companies – investments in open-end registered investment companies which are valued at their closing NAV.

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities inactive markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability, including but not limited to:

Repurchase Agreements – investments in overnight tri-party repurchase agreements which are valued at par.

All Securities – quoted prices for similar securities, including matrix pricing; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; or, prices using other observable correlated market inputs.

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset and liability at the measurement date, including but not limited to:

All Securities – modeling or manual pricing based on the Adviser’s own assumptions in determining fair value of investments; or, the significant use of other unobservable or very stale inputs within fair valuation.

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Notes to Financial Statements

As of October 31, 2020

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2020:

	Level 1	Level 2	Level 3	Total
WHITE OAK SELECT GROWTH FUND
Common Stocks	$348,641,266	$—	$—	$348,641,266
Short-Term Investments
Repurchase Agreements	—	7,751,757	—	7,751,757
Collateral for Securities Loaned*	—	—	—	58,500
Total	$348,641,266	$7,751,757	$—	$356,451,523

	Level 1	Level 2	Level 3	Total
PIN OAK EQUITY FUND
Common Stocks	$161,248,080	$—	$—	$161,248,080
Short-Term Investments
Money Market Funds	2,009,712	—	—	2,009,712
Repurchase Agreements	—	1,742,368	—	1,742,368
Collateral for Securities Loaned*	—	—	—	9,016,489
Total	$163,257,792	$1,742,368	$—	$174,016,649

	Level 1	Level 2	Level 3	Total
ROCK OAK CORE GROWTH FUND
Common Stocks	$9,763,562	$—	$—	$9,763,562
Short-Term Investments
Money Market Funds	519,127	—	—	519,127
Collateral for Securities Loaned*	—	—	—	1,717,884
Total	$10,282,689	$—	$—	$12,000,573

	Level 1	Level 2	Level 3	Total
RIVER OAK DISCOVERY FUND
Common Stocks	$14,237,990	$—	$—	$14,237,990
Short-Term Investments
Repurchase Agreements	—	119,690	—	119,690
Collateral for Securities Loaned*	—	—	—	1,201,162
Total	$14,237,990	$119,690	$—	$15,558,842

61	Annual Report | October 31, 2020

Notes to Financial Statements

As of October 31, 2020

	Level 1	Level 2	Level 3	Total
RED OAK TECHNOLOGY SELECT FUND
Common Stocks	$574,644,553	$—	$—	$574,644,553
Short-Term Investments
Repurchase Agreements	—	2,479,065	—	2,479,065
Collateral for Securities Loaned*	—	—	—	17,770,238
Total	$574,644,553	$2,479,065	$—	$594,893,856

	Level 1	Level 2	Level 3	Total
BLACK OAK EMERGING TECHNOLOGY FUND
Common Stocks	$45,203,747	$—	$—	$45,203,747
Short-Term Investments
Money Market Funds	827,982	—	—	827,982
Collateral for Securities Loaned*	—	—	—	5,362,048
Total	$46,031,729	$—	$—	$51,393,777

	Level 1	Level 2	Level 3	Total
LIVE OAK HEALTH SCIENCES FUND
Common Stocks	$44,426,708	$—	$—	$44,426,708
Short-Term Investments
Repurchase Agreements	—	4,181,719	—	4,181,719
Collateral for Securities Loaned*	—	—	—	2,002,773
Total	$44,426,708	$4,181,719	$—	$50,611,200

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

The above tables are presented by levels of disaggregation for each asset class. For detailed descriptions of the underlying industries, see the accompanying Schedules of Investments. There were no Level 3 securities held during the period.

4. FEES AND OTHER RELATED PARTY TRANSACTIONS:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.74% of the average daily net assets of each Fund, except for the River Oak Discovery Fund for which the Adviser receives 0.79% of the average daily net assets of the Fund. Prior to November 1, 2020, the Adviser received a fee of 0.90% for the River Oak Discovery Fund. The Adviser has contractually agreed through February 28, 2021 to waive all or a portion of its fees (and to reimburse the Funds’ expenses if necessary) in order to limit Fund total operating expenses to not more than 1.25% of the average daily net assets of the White Oak Select Growth Fund, Pin Oak Equity Fund, River Oak Discovery Fund, and Rock Oak Core Growth Fund and

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Notes to Financial Statements

As of October 31, 2020

1.35% of the average daily net assets of the Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund. Prior to November 1, 2020, the expense cap for the River Oak Discovery Fund was 1.35% of average daily net assets.

The following table lists the contractual advisory fees and fee waivers that were in effect during the fiscal year ended October 31, 2020:

Advisory Fees as a Percentage of Average Net Assets
Fund	Annual Rate	Fee Waiver	Net Annual Rate
White Oak Select Growth Fund	0.74%		0.74%
Pin Oak Equity Fund	0.74%		0.74%
Rock Oak Core Growth Fund	0.74%	(0.32)%	0.42%
River Oak Discovery Fund	0.90%	(0.21)%	0.69%
Red Oak Technology Select Fund	0.74%		0.74%
Black Oak Emerging Technology Fund	0.74%		0.74%
Live Oak Health Sciences Fund	0.74%		0.74%

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Funds with administration, fund accounting and transfer agency services, including all regulatory reporting. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

Certain officers and trustees of the Trust are also officers of the Adviser, Ultimus and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers or trustees to the Trust.

5. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short–term investments, for the fiscal year ended October 31, 2020 were as follows:

Fund	Purchases	Sales
White Oak Select Growth Fund	$45,103,508	$86,894,307
Pin Oak Equity Fund	29,009,352	96,780,546
Rock Oak Core Growth Fund	5,183,988	7,437,057
River Oak Discovery Fund	6,863,155	5,726,124
Red Oak Technology Select Fund	26,682,403	169,040,907
Black Oak Emerging Technology Fund	8,468,858	9,296,180
Live Oak Health Sciences Fund	15,959,070	22,388,171

63	Annual Report | October 31, 2020

Notes to Financial Statements

As of October 31, 2020

6. FEDERAL INCOME TAXES AND TAX BASIS INFORMATION:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds has qualified and intends to continue to qualify as a separate “regulated investment company” under Sub–chapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of dividends from net investment income or distributions from net realized gains made during the year, and the timing may differ from the year that the income or realized gains (losses) were recorded by the Funds. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. These differences are primarily due to differences in the treatment of net operating losses, equalization, and certain other investments.

Accordingly, the following permanent differences have been reclassified to/from the following accounts:

Fund	Accumulated Earnings	Paid-in Capital
White Oak Select Growth Fund	$(1,967,804)	$1,967,804
Pin Oak Equity Fund	(2,000,565)	2,000,565
Rock Oak Core Growth Fund	(154,879)	154,879
River Oak Discovery Fund	(22,274)	22,274
Red Oak Technology Select Fund	(6,488,836)	6,488,836
Black Oak Emerging Technology Fund	(262,445)	262,445
Live Oak Health Sciences Fund	(277,895)	277,895

The tax character of the distributions paid by the Funds for the fiscal year ended October 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total
White Oak Select Growth Fund	$3,415,633	$3,125,126	$6,540,759
Pin Oak Equity Fund	2,857,537	4,689,387	7,546,924
Rock Oak Core Growth Fund	47,283	322,563	369,846
River Oak Discovery Fund	—	499,422	499,422
Red Oak Technology Select Fund	3,512,413	13,971,324	17,483,737
Black Oak Emerging Technology Fund	—	2,132,576	2,132,576
Live Oak Health Sciences Fund	446,446	—	446,446

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Notes to Financial Statements

As of October 31, 2020

The tax character of the distributions paid by the Funds for the fiscal year ended October 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total
White Oak Select Growth Fund	$1,929,925	$2,259,063	$4,188,988
Pin Oak Equity Fund	2,351,826	4,340,053	6,691,879
Rock Oak Core Growth Fund	2,601	100,470	103,071
River Oak Discovery Fund	—	1,745,948	1,745,948
Red Oak Technology Select Fund	4,856,601	20,580,391	25,436,992
Black Oak Emerging Technology Fund	—	3,465,522	3,465,522
Live Oak Health Sciences Fund	827,573	7,287,274	8,114,847

As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Net Investment Income	Accumulated Capital Gain (Loss)	Unrealized Appreciation/ (Depreciation)	Cumulative Effect of Timing Differences	Total
White Oak Select Growth Fund	$2,399,571	$7,452,340	$147,723,161	$—	$157,575,072
Pin Oak Equity Fund	1,358,322	6,767,178	56,381,659	—	64,507,159
Rock Oak Core Growth Fund	21,261	1,668,983	1,551,856	—	3,242,100
River Oak Discovery Fund	—	2,560,736	1,414,603	(75,561)	3,899,778
Red Oak Technology Select Fund	1,471,046	26,178,721	290,810,401	—	318,460,168
Black Oak Emerging Technology Fund	—	3,380,247	21,350,315	(127,762)	24,602,800
Live Oak Health Sciences Fund	264,666	2,930,674	10,395,638	—	13,590,978

As of October 31, 2020, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales, return of capital adjustments and partnership basis adjustments.

The River Oak Discovery Fund and Black Oak Emerging Technology Fund elected to defer to the year ending October 31, 2021, late year ordinary losses in the amount of $75,561 and $127,762, respectively.

65	Annual Report | October 31, 2020

Notes to Financial Statements

As of October 31, 2020

At October 31, 2020, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds is as follows:

Fund	Federal Tax Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
White Oak Select Growth Fund	$208,728,362	$149,659,604	$(1,936,443)	$147,723,161
Pin Oak Equity Fund	117,634,990	58,958,287	(2,576,628)	56,381,659
Rock Oak Core Growth Fund	10,448,717	1,892,716	(340,860)	1,551,856
River Oak Discovery Fund	14,193,123	2,218,851	(804,248)	1,414,603
Red Oak Technology Select Fund	304,083,455	291,198,188	(387,787)	290,810,401
Black Oak Emerging Technology Fund	30,043,462	21,511,722	(161,407)	21,350,315
Live Oak Health Sciences Fund	40,215,562	11,346,732	(951,094)	10,395,638

Management evaluates the Funds’ tax positions to determine if the taken tax positions meet the minimum recognition threshold by measuring and recognizing tax liabilities in the Financial Statements. The threshold is established by accounting for uncertainties in income tax positions, taken or expected. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of and for the fiscal year ended October 31, 2020, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years (current and prior three tax years) for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATION OF CREDIT RISK AND OWNERSHIP:

The Red Oak Technology Select Fund and the Black Oak Emerging Technology Fund invest a substantial portion of their assets in securities in the information technology sector. The Live Oak Health Sciences Fund invests a substantial portion of its assets in securities in the health care, medicine and life sciences industries. Therefore, each of these Funds may be more affected by economic developments in those sectors than a general equity fund would be.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however based on experience, the risk of loss from such claims is considered remote.

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of October 31, 2020, the Vanita B. Oelschlager Trust owned 27.99% of the Rock Oak Core Growth

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Notes to Financial Statements

As of October 31, 2020

Fund and the James D. Oelschlager Trust owned 38.98% of the River Oak Discovery Fund.

8. TRUSTEE AND OFFICERS FEES:

As of October 31, 2020, there were five Trustees, four of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”). Each Independent Trustee receives a retainer at an annual rate of $30,000 per year. Each Independent Trustee is also paid a fee of $3,500 for each meeting of the Board of Trustees attended or participated in person, and/or is also paid $1,000 per attendance at each telephonic board meeting, as applicable. Each Independent Trustee is paid $4,000 per telephonic or in-person meeting at which they receive and review preliminary materials provided in connection with the annual continuation of the advisory agreement in accordance with Section 15(c) of the 1940 Act. The chairperson of the Audit Committee receives an additional retainer of $1,000 per calendar quarter during which an Audit Committee Meeting is held and the Lead Independent Trustee receives an additional retainer of $3,500 per calendar quarter.

The Independent Trustees who do not serve as chairpersons of the applicable Board committee are not paid an additional fee from the Trust for attendance at and/or participation in such meetings of the various committees of the Board. The Independent Trustees are also reimbursed for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust, although they may be reimbursed for meeting-related expenses.

9. INDEMNIFICATIONS:

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. CORONAVIRUS (COVID-19) PANDEMIC:

The COVID-19 pandemic has caused financial markets to experience periods of increased volatility due to uncertainty that exists around its long-term effects. COVID-19 has resulted in varying levels of travel restrictions, quarantines, disruptions to supply chains and customer activity, leading to general concern and economic uncertainty. The full impact and duration of the pandemic cannot necessarily be foreseen. Management continues to monitor developments and navigate accordingly, further evaluating the anticipated impact to financial markets.

11. SUBSEQUENT EVENTS:

As described in Note 4, effective November 1, 2020, the Adviser has agreed to lower the advisory fee and expense cap for the River Oak Discovery Fund to 0.74% and 1.25%, respectively.

Management has evaluated events or transactions from October 31, 2020, through the date these financial statements were issued, that would merit recognition or disclosure in the financial statements. There were no other subsequent events to report that would have material impact in the Funds’ financial statements.

67	Annual Report | October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Oak Associates Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Oak Associates Funds comprising White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund (the “Funds”) as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2009.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 22, 2020

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Additional Information

As of October 31, 2020 (Unaudited)

1. UNAUDITED TAX INFORMATION:

The White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund designate 100%, 100%, 100%, 0%, 100%, 0% and 100%, respectively, of the income dividends distributed between January 1, 2019 and December 31, 2019, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund designate 100%, 91%, 100%, 0%, 100%, 0% and 100%, respectively, of the ordinary income dividends distributed between January 1, 2019 and December 31, 2019, as qualifying for the corporate dividends received deduction.

In early 2020, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2019 via Form 1099. The Fund will notify shareholders in early 2021 of amounts paid to them by the Fund, if any, during the calendar year 2020.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund designated $5,013,000, $6,689,952, $477,442, $539,159, $20,460,160, $2,395,022 and $249,950 as long-term capital gain dividends, respectively.

2. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Funds at 1-888-462-5386; and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

3. QUARTERLY PORTFOLIO HOLDINGS

The Funds file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

69	Annual Report | October 31, 2020

Additional Information

As of October 31, 2020 (Unaudited)

TRUSTEES OF THE TRUST

Name & Age(1)	Position Held with Trust	Length of Time Served (Yrs.)(2)	Number of Portfolios in Fund Complex Overseen by Board Member(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Board Member(4)
J. John Canon (85)	Trustee	19	7	Retired. Member of Board, Proconex (process control equipment), 1985 – 2007; President and Chairman of the Board, Synergistic Partners, Inc. (technology for information management), 1975 – 1999.	None
James D. Oelschlager(5) (78)	Trustee, Chairman	19	7	Co-CIO of Oak Associates, ltd. since 2019. Founder of Oak Associates, ltd. and Manging Member, President and CIO 1985-2019.	None
Pauline F. Ramig (80)	Trustee	12	7	Financial Planning Practitioner, Ramig Financial Planning since 1991.	None
Michael R. Shade (72)	Trustee	12	7	Attorney at Law; Partner, Shade & Shade since December, 1979.	None
David J. Gruber (57)	Trustee	2	7	Director of Risk Advisory Services, Holbrook & Manter (CPA firm) 2016 to present; President, DJG Financial Consulting, 2007 to 2016.	Trustee for Asset Management Fund (5 Funds); Monteagle Funds (6 Funds); and Cross Shore Discovery Fund 1 Fund)

[1]

Each Trustee may be contacted in writing to the Trustee c/o Oak Associates Funds, 3875 Embassy Parkway, Suite 250, Akron, OH 44333. Each Officer may be contacted in writing to the Officer c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45426.

[2]

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[3]	The “Oak Associates Funds Complex” consists of all series of the Trust for which Oak Associates, ltd. serves

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Additional Information

As of October 31, 2020 (Unaudited)

as investment adviser. As of October 31, 2020, the Oak Associates Funds Complex consisted of 7 Funds.

[4]

Directorships of companies are required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

[5]

Mr. Oelschlager is considered an “interested” person of the Trust as that term is defined in the Investment Company Act of 1940. Mr. Oelschlager is interested by virtue of his controlling ownership interest in the Adviser.

71	Annual Report | October 31, 2020

Additional Information

As of October 31, 2020 (Unaudited)

OFFICERS OF THE TRUST

Name & Age(1)	Position Held with Trust	Length of Time Served (Yrs.)	Number of Portfolios in Fund Complex Overseen by Board Member	Principal Occupation(s) During Past Five Years	Other Directorships Held
Charles A. Kiraly(2) (50)	President/ Chief Executive Officer	6	N/A	Director of Mutual Fund Operations at Oak Associates, ltd. since July 2014; Vice President and Senior Fund Administrator at PNC Capital Advisors, LLC from August 2006 to June 2014.	N/A
Margaret L. Ballinger(2) (67)	Chief Compliance Officer	5	N/A

Chief Compliance Officer since February 2015. President since January 2020, Chief Compliance Officer since December 2014 and Chief Operating Officer since 1996 for Oak Associates, ltd. Co-founder of Oak Associates, ltd. in 1985.

					N/A
Zachary P. Richmond (40)	Treasurer	2	N/A	Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC since February 2019	N/A
Maggie Bull (54)	Secretary	3	N/A	Senior Attorney, Ultimus Fund Solutions, LLC (June 2017 to present); Chief Compliance Officer and Legal Counsel, Meeder Funds, Meeder Investment Management (2011 – 2016).

[1]	Each Officer may be contacted in writing to the Officer c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

[2]	Mr. Kiraly and Ms. Ballinger are considered to be “affiliates” of the Adviser by virtue of their employment by the Adviser.

For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-462-5386 or on the Funds’ website at www.oakfunds.com.

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OAK ASSOCIATES FUNDS

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OAK ASSOCIATES FUNDS

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Oak Associates Funds

Privacy Policy

Oak Associates Funds recognizes and respects the privacy concerns of our shareholders. The Funds collect nonpublic personal information about you in the course of doing business and providing you with individualized service. “Nonpublic personal information” is personally identifiable financial information about you. We do not sell your personal information to anyone and we do not disclose it to anyone except as permitted or required by law or as described in this policy.

INFORMATION WE COLLECT

●	Information we receive from you on applications and other forms (such as your name, birth date, address and social security number);
●	Information about the transactions in your accounts;
●	Information about any bank account you use for transfers between your bank account and your Oak Associates accounts; and
●	Information we receive about you as a result of your inquiries by mail, email and telephone

INFORMATION WE SHARE

Oak Associates Funds only discloses your nonpublic personal information as required or permitted by law. The Funds may disclose this information:

●	So that we may complete transactions you authorize or request; and
●

So that we may provide you with information about Oak Associates Funds products and services; we may disclose information to companies that provide services to us, such as transfer agents or printers and mailers that prepare and distribute materials to you.

INFORMATION SECURITY

Within Oak Associates Funds, access to your information is restricted to the individuals who need to know the information to service your account. Each Fund conducts its business through its trustees, officers and third party service providers, pursuant to agreements with the Fund. The Fund and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your information. In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with nonaffiliated third parties by that entity.

TO PROTECT YOUR PRIVACY

We recommend that you do not provide your account information or Oak Associates Funds user name or password to anyone. If you become aware of any suspicious activity relating to your account, please contact us immediately at 1-888-462-5386.

QUESTIONS

Should you have any questions regarding the Funds’ Privacy Policy, please call
1-888-462-5386

OAK ASSOCIATES FUNDS

By Mail
Oak Associates Funds
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

By Telephone 1-888-462-5386 Monday through Friday, 8:00 a.m. to 6:00 p.m. ET

On The Web www.oakfunds.com
Click on the My Oak Account section to take advantage of these features:

●    Trade Online

●     Access and Update Account Information

●     Go Paperless with eDelivery

●     View and download account history

●     Establish a systematic investment plan

The Trust files its complete schedule of portfolio holdings of each Fund monthly on Form N-PORT, with every third month made available to the public by the Commission sixty days after the end of the Funds’ fiscal quarter.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-462-5386; and (ii) on the Commission’s website at http://www.sec.gov.

This report has been prepared for Oak Associates Funds Shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Oak Associates Funds are distributed by Ultimus Fund Distributors, LLC

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is David Gruber, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $84,000

Fiscal year ended 2019: $84,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $0

Fiscal year ended 2019: $0

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $21,000

Fiscal year ended 2019: $21,000

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $0

Fiscal year ended 2019: $0

 (e)(1) Not Applicable.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by the applicable principal account for the two most recent fiscal years:

Fiscal year ended 2020: $5,250

Fiscal year ended 2019: $0

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Oak Associates Funds

By (Signature and Title)*	/s/ Charles A. Kiraly
Charles A. Kiraly, President

Date	12/23/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Charles A. Kiraly
Charles A. Kiraly, President and Principal Executive Officer

Date	12/23/2020

By (Signature and Title)*	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Principal Financial Officer

Date	12/23/2020